       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 2, 1997


                                                      1933 Act File No. 33-15867
                                                      1940 Act File No. 811-4273

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                      FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     / /

    Pre-Effective Amendment No.                                             / /


    Post-Effective Amendment No. 13                                         /X/


                                        and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


    Amendment No. 13                                                        /X/


                           (Check appropriate box or boxes)

BERGER OMNI INVESTMENT TRUST
--------------------------------------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)

210 University Boulevard, Suite 900, Denver, Colorado 80206
--------------------------------------------------------------------------------
                 (Address of Principal Executive Offices)  (Zip Code)

Registrant's Telephone Number, including Area Code:  (303) 329-0200
                                                    ---------------------------

Gerard M. Lavin, 210 University Boulevard, Suite 900, Denver, CO 80206
--------------------------------------------------------------------------------
                       (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.

It is proposed that this filing will become effective: (check appropriate box)


    / /  immediately upon filing pursuant to paragraph (b)
    / /  on (date) pursuant to paragraph (b)
    /X/  60 days after filing pursuant to paragraph (a)(1)
    / /  on (date) pursuant to paragraph (a)(1)
    / /  75 days after filing pursuant to paragraph (a)(2)
    / /  on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

    / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered:         Shares of Beneficial Interest of
                                     -----------------------------------------
the Berger Small Cap Value Fund - Institutional Shares
-------------------------------------------------------------------------------

                             BERGER OMNI INVESTMENT TRUST
                            SHARES OF BENEFICIAL INTEREST
                      Cross-Reference Sheet Pursuant to Rule 481

I.  Berger Small Cap Value Fund -- Institutional Shares

Item No. and Caption in Form N-1A                     Number of Section
-----------------------------------------------------------------------------

A. PROSPECTUS

    1.   Cover Page                                   Cover Page
    2.   Synopsis                                     Section 1
    3.   Condensed Financial Information              Section 2
    4.   General Description of Registrant            Sections 3, 4, 5 and 15
    5.   Management of the Fund                       Sections 6 and 7
    5A.  Management's Discussion of Fund Performance  In Annual Report
    6.   Capital Stock and Other Securities           Sections 14, 15 and 16
    7.   Purchase of Securities Being Offered         Sections 8, 9, 10,
                                                          12 and 13
    8.   Redemption or Repurchase                     Section 11
    9.   Pending Legal Proceedings                    Not Applicable

B.  STATEMENT OF ADDITIONAL INFORMATION

    10.  Cover Page                                   Cover Page
    11.  Table of Contents                            Table of Contents
    12.  General Information and History              Section 14
    13.  Investment Objectives and Policies           Sections 1 and 2
    14.  Management of the Fund                       Section 3 and 4
    15.  Control Persons and Principal Holders of
            Securities                                Sections 3 and 14
    16.  Investment Advisory and Other Services       Sections 3, 4, 5 and 14
    17.  Brokerage Allocation and Other Practices     Sections 1 and 6
    18.  Capital Stock and Other Securities           Section 14
    19.  Purchase, Redemption and Pricing of
            Securities Being Offered                  Sections 7, 8, 10,
                                                          11 and 12
    20.  Tax Status                                   Section 9
    21.  Underwriters                                 Section 5 and 14
    22.  Calculations of Performance Data             Section 13
    23.  Financial Statements                         Financial Statements

                                   EXPLANATORY NOTE


    This amendment to the Registration Statement of Berger Omni Investment Trust contains the following:


One Prospectus for the Berger Small Cap Value Fund -- Institutional Shares

One Statement of Additional Information for the Berger Small Cap Value Fund -- Institutional Shares

One Part C

    This amendment does not contain a Prospectus or Statement of Additional Information for, nor affect any Prospectus or Statement of Additional Information covering, the Berger Small Cap Value Fund -- Investor Shares.

PROSPECTUS

                             BERGER SMALL CAP VALUE FUND
                                 INSTITUTIONAL SHARES


    The BERGER SMALL CAP VALUE FUND (the "Fund") is a no-load, diversified mutual fund. The Fund's investment objective is capital appreciation. In pursuit of that goal, the Fund primarily invests in small companies that are out of favor with markets or that have not yet been discovered by the broader investment community and are therefore believed to be undervalued. The Fund does not invest to provide current income, although some income may be produced while managing the Fund's portfolio.

    The Fund's investment manager generally looks for companies with:

    - A low price relative to their assets, earnings, cash flow or business franchise
    -    Products and services that give them a competitive advantage
    -    Quality balance sheets and strong management.

    The Fund primarily invests in common stocks of small companies, both domestic and foreign, and other securities with equity features, such as convertible securities, preferred stocks, warrants and rights. Under normal circumstances, the Fund invests at least 65% of its assets in equity securities of companies with market capitalizations of less than $1 billion at the time of initial purchase. The balance of the Fund may be invested in larger companies, government securities or other short-term investments.


    This Prospectus offers the class of shares of the Fund designated as Institutional Shares. Institutional Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals, who are willing to maintain a minimum account balance of $100,000. Institutional Shares may be offered through certain financial intermediaries that may charge their customers transaction or other fees with respect to the customer's investment in the Fund. Institutional Shares are also made available for purchase and dividend reinvestment to all holders of the Fund's shares as of February 14, 1997, when all the Fund's then outstanding shares were designated as Institutional Shares, subject to a minimum account balance requirement of $500.

    The investment advisor and administrator of the Fund is Berger Associates, Inc. (the "Advisor" or "Berger Associates"). Day-to-day management of the Fund's investments is provided by Perkins, Wolf, McDonnell & Company (the "Sub-Advisor" or "PWM"), as the Fund's investment sub-advisor. The Fund is a series of Berger Omni Investment Trust, a Massachusetts business trust. Prior to February 14, 1997, the Fund and the Trust were known as The Omni Investment Fund.


    This Prospectus concisely sets forth the information about the Institutional Shares of the Fund that a prospective investor should consider before investing. Investors are advised to retain this Prospectus for future reference. Additional information about the Institutional Shares of the Fund has been filed with the Securities and Exchange Commission. A copy of the Statement of Additional Information for the Institutional Shares, dated January _____, 1998, which is incorporated by reference in its entirety into this Prospectus, is available upon request without charge by writing to the Fund at P.O. Box 5005, Denver, CO 80217, or by calling 1-800-706-0539.


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                               DATED JANUARY ____, 1998

                                  Table of Contents


Section                                                                     Page
-------                                                                     ----

1.  Fee Tables...........................................................     1

2.  Condensed Financial Information......................................     2

3.  Introduction.........................................................     4

4.  Investment Objectives and Policies and Risk Factors..................     4

5.  Portfolio Turnover...................................................     7

6.  Management and Investment Advice.....................................     8

7.  Expenses of the Fund.................................................     9

8.  Purchase of Shares in the Fund.......................................    11

9.  Net Asset Value......................................................    13

10.  Open Account System and Share Certificates..........................    13

11.  Redemption of Fund Shares...........................................    13

12.  Exchange Privilege..................................................    16

13.  Plans and Programs..................................................    17

14.  Income Dividends, Capital Gains Distributions and Tax Treatment.....    18

15.  Additional Information..............................................    19

16.  Performance.........................................................    20

1.  FEE TABLES

SHAREHOLDER TRANSACTION EXPENSES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases                         0%
--------------------------------------------------------------------------------
Maximum Sales Load Imposed on Reinvested Dividends              0%
--------------------------------------------------------------------------------
Deferred Sales Load                                             0%
--------------------------------------------------------------------------------
Redemption Fees                                                 0%
--------------------------------------------------------------------------------
Exchange Fee                                                    0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                  TOTAL
                                  INVESTMENT                      FUND
                                   ADVISORY        OTHER        OPERATING
                                     FEE         EXPENSES*       EXPENSES
--------------------------------------------------------------------------------
Berger Small Cap Value Fund -       0.90%         0.____%        1.____%
Institutional Shares**
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Other Expenses primarily include transfer agency fees, shareholder report expenses, registration fees and custodian fees.

** Expenses reflect current fee arrangements which came into effect on February 14, 1997, and have been restated as if such arrangements were in effect throughout the entire year.


                                       EXAMPLES

    You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return, and (2) redemption at the end of each time period:


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  1 Year    3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Berger Small Cap Value Fund -      $[__]     $[__]     $[__]     $[___]
Institutional Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


    THE EXPENSES SET FORTH IN THE PRECEDING TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS, WHICH MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.


    Shares of the Fund had no class designations until February 14, 1997, when all of the then-existing shares were designated as Institutional Shares and the Fund commenced offering a separate class of shares designated as Investor Shares. Simultaneously, other fee and service provider arrangements for the Fund were changed, including a reduction in the percentage upon which the advisory fee paid by the Fund is based from an annual rate of 1.00% to 0.90% of the Fund's average daily net assets. Accordingly, expenses in the tables above are not actual Institutional Share expenses, but are restated as if the current Institutional Share fee arrangements, which came into effect on February 14, 1997, were in effect throughout the entire year.

    The purpose of the preceding tables is to assist the investor in understanding the various costs and expenses that a shareholder of Institutional Shares of the Fund will bear directly or indirectly. The Fund's expenses are described in greater detail under "Management and Investment Advice," and "Expenses of the Fund."

2. CONDENSED FINANCIAL INFORMATION

    On the following page is a table setting forth certain financial highlights for the Berger Small Cap Value Fund (formerly The Omni Investment Fund). The information provided for the fiscal year ended September 30, 1997, has been audited by Price Waterhouse LLP. The information provided for each of the fiscal years ended December 31, 1993, 1994, 1995 and 1996 has been audited by Ernst & Young LLP, whose report thereon is incorporated by reference from the Fund's 1996 Annual Report into the Statement of Additional Information. The information provided for each of the remaining fiscal years was audited by Ernst & Young LLP or by other independent accountants. The financial data below include periods prior to the Fund's adoption of class designations on February 14, 1997, when all of the Fund's then-existing shares were designated as Institutional Shares. The most recent Annual Report for the Institutional Shares of the Fund, including additional performance information, may be obtained upon request and without charge by calling the Fund at 1-800-706-0539.

                             BERGER SMALL CAP VALUE FUND
                                 FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE

                              Nine
                            Months                                        Year Ended
                             Ended                                       December 31,
                         September
                               30,
                              1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                              ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Net asset value,
beginning of period         $16.48    $14.57    $12.75    $13.99    $13.39    $11.39    $ 9.23    $12.19    $11.21    $10.06
                             -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
INCOME (LOSS) FROM
INVESTMENT OPERATIONS

   Net investment              .07       .12       .09      (.01)      .03       .09       .14       .28       .23       .24
income
  (loss)

   Net realized and           5.78      3.62      3.23       .91      2.14      2.14      2.16     (2.95)     2.71      1.77
    unrealized gain (loss)    ----     -----     -----     -----     -----     -----     -----     -----     -----     -----
    on securities

Total from investment         5.85      3.74      3.32       .90      2.17      2.23      2.30     (2.67)     2.94      2.01
operations                    ----     -----     -----     -----     -----     -----     -----     -----     -----     -----

LESS DISTRIBUTIONS

   Dividends (from net         .00      (.11)     (.09)        0      (.03)     (.10)     (.14)     (.29)     (.22)     (.24)
   investment income)

   Distributions (from         .00     (1.72)    (1.41)    (2.14)    (1.54)     (.13)        0         0     (1.74)     (.62)
   capital gains)              ---     -----     -----     -----     -----     -----     -----     -----     -----     -----

Total distributions            .00     (1.83)    (1.50)    (2.14)    (1.57)     (.23)     (.14)     (.29)    (1.96)     (.86)
                               ---     -----     -----     -----     -----     -----     -----     -----     -----     -----

Net asset value, end of     $22.33    $16.48    $14.57    $12.75    $13.99    $13.39    $11.39    $ 9.23    $12.19    $11.21
period                       -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
                             -----     -----     -----     -----     -----     -----     -----     -----     -----     -----

Total return               35.50%(3)  25.58%    26.07%     6.74%    16.25%    19.59%    25.01%    (21.94)%  26.44%    20.09%
                           -----      -----     -----     -----     -----     -----     -----      -----    -----     -----
                           -----      -----     -----     -----     -----     -----     -----      -----    -----     -----

RATIOS/SUPPLEMENTAL
DATA

Net assets, end of
period                    $ 58,450   $36,041   $31,833   $18,270   $16,309   $14,007   $11,940   $ 9,839   $13,576   $ 9,976
(in thousands)

Net expense ratio to        1.33%(1)   1.48%     1.64%     1.43%     1.31%     1.41%     1.52%     1.84%     1.78%     1.44%
average net assets

Ratio of net income         0.63%(1)   0.69%    0 .64%      (.04)%   0.18%     0.73%     1.24%     2.34%     1.85%     2.33%
(loss) to average net
assets

Gross expenses to           1.34%(1)   1.48%     1.64%     1.43%     1.31%
average net assets(2)

Portfolio turnover rate       81%(3)     69%       90%      125%      108%      105%      130%      146%      118%      103%

Average commission        $0 .0726   $0.1015        --        --        --        --        --        --        --        --
rate



[All per share amounts prior to December 31, 1994 have been adjusted for a 10 for 1 share split which occurred September 30, 1994.]
(1)  Annualized.
(2) During the period, certain fees were reduced as a result of earning credits. If such earning credits had not occurred, the ratios would have been as indicated.
(3) Based on operations for the period shown and accordingly, is not representative of a full year.

3. INTRODUCTION


         The Berger Small Cap Value Fund is a mutual fund or, to use the technical name, an open-end, management investment company. The Fund is a diversified fund. The Fund is also a "no-load" fund, meaning that a buyer pays no commissions or sales load when buying shares of the Fund. Institutional Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals, who are willing to maintain a minimum account balance of $100,000. Institutional Shares are also made available for purchase and dividend reinvestment to all holders of the Fund's shares as of February 14, 1997, when all the Fund's then outstanding shares were designated as Institutional Shares, subject to a minimum account balance requirement of $500.

4. INVESTMENT OBJECTIVES AND POLICIES AND RISK FACTORS

         The Fund's investment objective is capital appreciation. In pursuit of that goal, the Fund primarily invests in small companies that are out of favor with markets or that have not yet been discovered by the broader investment community and are therefore believed to be undervalued. The Fund does not invest to provide current income, although some income may be produced while managing the Fund's portfolio.

         The Fund's Sub-Advisor generally looks for companies with:

         - A low price relative to their assets, earnings, cash flow or business franchise
         -    Products and services that give them a competitive advantage
         -    Quality balance sheets and strong management.

         The Fund primarily invests in common stocks of small companies, both domestic and foreign, and other securities with equity features, such as convertible securities, preferred stocks, warrants and rights. Under normal circumstances, the Fund invests at least 65% of its assets in equity securities of companies with market capitalizations of less than $1 billion at the time of initial purchase. The balance of the Fund may be invested in larger companies, government securities or other short-term investments.

         The Fund may be of interest to investors who are comfortable with above-average risk and intend to make an investment commitment over the long term. The Fund is not intended to be a complete investment program on its own, but may serve to diversify other types of investments in an investor's portfolio.

         The Fund's net asset value may be more volatile than that of funds primarily invested in stocks of larger companies. Smaller companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. However, the Sub-Advisor's philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation. The Fund's investments are often focused in a small number of business sectors. In addition, the Fund may invest in certain securities with unique risks, such as special situations and foreign securities.

         The Fund's investment objective is considered fundamental, meaning that it cannot be changed without a shareholders' vote. There can be no assurance that the Fund's investment objective will be realized.

         When the Fund's Sub-Advisor believes market conditions warrant a temporary defensive position, the Fund may increase its investment in government securities and other short-term interest-bearing securities without regard to the Fund's otherwise applicable investment restrictions, policies or normal investment emphasis. During this period, it may be more difficult for the Fund to achieve its investment objective.

         Following is additional information about some of the specific types of securities and other instruments in which the Fund may invest:

         SECURITIES OF SMALLER COMPANIES. The Fund may invest in securities of companies with small or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (that is, more abrupt or erratic price movements) than investments in larger, more mature companies since smaller companies may be at an earlier stage of development and may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.


         SECTOR FOCUS. A significant portion of the Fund's assets may be invested in a relatively small number of related industries. However, the Fund will not concentrate 25% or more of its total assets in any one industry. Sector focus may increase both market risk (share price volatility) and liquidity risk.

         SPECIAL SITUATIONS. The Fund may also invest in special situations, that is, in common stocks of companies that have recently experienced or are anticipated to experience a significant change in structure, management, products or services. Examples of special situations are companies being reorganized or merged, companies having unusual new products, or which enjoy particular tax advantages, or companies that are run by new management or may be probable takeover candidates. The opportunity to invest in special situations, however, is limited and depends in part on the market's assessment of these issuers and their circumstances. In addition, stocks of companies in special situations may be more volatile, since the market value of these stocks may decline if an anticipated event or benefit does not materialize.

         FOREIGN SECURITIES. The Fund may invest in both domestic and foreign securities. Investments in foreign securities involve some risks that are different from the risks of investing in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, the risk of adverse political and economic developments and, with respect to certain countries, the possibility of expropriation, confiscatory taxation or limitations on the removal of funds or other assets of the Fund. Securities of some foreign companies, particularly those of developing countries, are less liquid and more volatile than securities of comparable domestic companies. A developing country generally is considered to be in the initial stages of its industrialization cycle. Investing in the securities of developing countries may involve exposure to economic structures that are less diverse and mature, and to political systems that can be expected to have less stability than developed countries. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. Delays may be encountered in settling certain foreign securities transactions and the Fund will incur costs in converting foreign currencies into U.S. dollars. The Fund will consider the political and economic conditions in a country, the prospect for changes in the value of its currency and the liquidity of an investment in that country's securities markets in selecting investments in foreign securities.


         SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES. The Fund may invest in securities of companies with limited operating histories. The Fund considers these to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history which can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies. In addition, many of these companies may also be small companies and involve the risks and price volatility associated with smaller companies. The Fund may invest up to 5% of its total assets in securities of unseasoned issuers.


         HEDGING TRANSACTIONS. The Fund is authorized to make limited use of certain types of put and call options, but only for the purpose of hedging, that is, protecting against the risk of market movements that may adversely affect the value of the Fund's securities or the price of securities that the Fund is considering purchasing. Although a hedging transaction may, for example, partially protect the Fund from a decline in the value of a particular security or its portfolio generally, hedging may also limit the Fund's opportunity to profit from favorable price movements, and the cost of the transaction will reduce the potential return on the security or the portfolio. The following is a summary of the options which the Fund may utilize, provided that no more than 5% of the Fund's net assets at the time of purchase may be utilized as premiums for options.

         An option gives the holder the right, but not the obligation, to purchase or sell something (such as a security) at a specified price at any time until the expiration date. An option on a securities index is similar, except that upon exercise, settlement is made in cash rather than in specific securities. The Fund may only write call options (that is, issue options that obligate the Fund to deliver if the option is exercised by the holder) that are "covered" and only up to 10% of the Fund's net assets. A call option is considered "covered" if the Fund already owns the security on which the option is written or, in the case of an option written on a securities index, if the Fund owns a portfolio of securities believed likely to substantially replicate movement of the index.

         Use of call options written by the Fund involves the potential for a loss that may exceed the premium received for the option. However, the Fund will be permitted to use such instruments for hedging purposes only, and only if the aggregate amount of its obligations under these contracts does not exceed the total market value of the assets the Fund is attempting to hedge, such as a portion or all of its exposure to equity securities or its holding in a specific security. To help ensure that the Fund will be able to meet its obligations under options written by the Fund, the Fund will be required to maintain liquid assets in a segregated account with its custodian bank or to set aside portfolio securities to "cover" its position in these contracts.


         The principal risks of the Fund utilizing options are: (a) losses resulting from market movements not anticipated by the Fund; (b) possible imperfect correlation between movements in the prices of options and movements in the prices of the securities or positions hedged or used to cover such positions; (c) lack of assurance that a liquid secondary market will exist for any particular options at any particular time, and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close a position when so desired; and (d) the need for additional information and skills beyond those required for the management of a portfolio of traditional securities. In addition, when the Fund enters into an over-the-counter contract with a counterparty, the Fund will assume counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into. Additional detail concerning the Fund's use of options and the risks of such investments can be found in the Statement of Additional Information.


INVESTMENT RESTRICTIONS

         The Fund has adopted a number of other restrictions on its investments and other activities that may not be changed without shareholder approval. For example, as to 75% of its total assets, the Fund may not purchase securities of any issuer (except U.S. Government securities) if, immediately after and as a result of such purchase, the value of the Fund's holdings in the securities of that issuer exceeds 5% of the value of its total assets or it owns more than 10% of the outstanding voting securities of such issuer. In addition, the Fund may invest no more than 25% of the value of its assets, at the time of purchase, in securities of companies principally engaged in a particular industry, although the Fund may as a temporary defensive measure invest up to 100% of its total assets in obligations issued or guaranteed by the U.S. Government or its agencies.

         The investment restrictions described above and in the Statement of Additional Information that involve a maximum percentage of securities or assets will not be considered to be violated unless an excess over the percentage occurs after, and is caused by, an acquisition or encumbrance of securities or assets of the Fund. "Value" for the purposes of all investment restrictions shall mean the value used in determining the Fund's net asset value. Additional investment restrictions are described in the Statement of Additional Information.

5. PORTFOLIO TURNOVER


         The portfolio turnover rate of the Fund is shown in the Financial Highlights table above in this Prospectus. The annual portfolio turnover rate of the Fund at times has exceeded 100%. A 100% annual turnover rate results, for example, if the equivalent of all of the securities in the Fund's portfolio are replaced in a period of one year. The Fund anticipates that its portfolio turnover rate in future years may exceed 100%, and investment changes will be made whenever the Sub-Advisor deems them appropriate even if this results in a higher portfolio turnover rate. In addition, portfolio turnover for the Fund may increase as a result of large amounts of purchases and redemptions of shares of the Fund due to economic, market or other factors that are not within the control of management.

         Higher portfolio turnover will necessarily result in correspondingly higher brokerage costs for the Fund. The existence of a high portfolio turnover rate has no direct relationship to the tax liability of the Fund, although sales of certain stocks will lead to realization of gains, and, possibly, increased taxable distributions to shareholders.

6. MANAGEMENT AND INVESTMENT ADVICE

         The Fund is supervised by trustees who are responsible for major decisions about the Fund's policies and overall Fund oversight. The Fund's trustees hire the companies that run day-to-day Fund operations, such as the investment advisor, administrator, transfer agent and custodian. For more information about the Fund's trustees and officers, see the Statement of Additional Information.


THE ADVISOR

         The investment advisor to the Fund is Berger Associates, Inc. (the "Advisor" or "Berger Associates"), 210 University Boulevard, Suite 900, Denver, CO 80206. Berger Associates became the Fund's investment advisor on February 14, 1997, following shareholder approval of a new Investment Advisory Agreement between the Fund and the Advisor. The Advisor is responsible for managing the investment operations of the Fund and the composition of its investment portfolio. The Advisor is permitted to engage a sub-advisor for the Fund. The Advisor also acts as the Fund's administrator and is responsible for such functions as monitoring the Fund's compliance with all applicable federal and state laws.


         The Advisor has been in the investment advisory business for over 20 years. It serves as investment advisor or sub-advisor to mutual funds and institutional investors and had assets under management of more than $[___] billion as of November ____, 1997. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 87% of the outstanding shares of the Advisor. KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary The Kansas City Southern Railway Company, and financial asset management businesses. KCSI also owns approximately 41% of the outstanding shares of DST Systems, Inc. ("DST"), a publicly traded information and transaction processing company which acts as the Fund's sub-transfer agent.


THE SUB-ADVISOR

         Perkins, Wolf, McDonnell & Company (the "Sub-Advisor" or "PWM"),
53 West Jackson Boulevard, Suite 818, Chicago, Illinois 60604, has been engaged as the Fund's investment sub-advisor. The Sub-Advisor was organized in 1980 under the name Mac-Per-Wolf Co. to operate as a securities broker-dealer. In September 1983, it changed its name to Perkins, Wolf, McDonnell & Company. The Sub-Advisor is a member of the National Association of Securities Dealers, Inc. (the "NASD") and, in 1984, became registered as an investment advisor with the Securities and Exchange Commission.

         PWM was the Fund's investment advisor from the date the Fund commenced operations in 1985 to February 1997. PWM became the investment sub-advisor to the Fund on February 14, 1997, following shareholder approval of a new Sub-Advisory Agreement between the Advisor and the Sub-Advisor.


         Robert H. Perkins is the individual who is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Perkins has held such responsibility and has been employed by the Sub-Advisor since the Fund commenced operations in 1985. Mr. Perkins owns 49% of the Sub-Advisor's outstanding common stock and serves as President and a director of the Sub-Advisor. Gregory E. Wolf owns 20% of the Sub-Advisor's outstanding common stock and serves as Treasurer and a director of the Sub-Advisor.


ADVISORY FEES

         Under the Investment Advisory Agreement for the Fund, the Advisor is compensated for its services to the Fund by the payment of a fee at the annual rate of 0.90% of the average daily net assets of the Fund. The Fund pays no fees directly to the Sub-Advisor. The Sub-Advisor receives from the Advisor a fee at the annual rate of 0.90% of the first $75 million of average daily net assets of the Fund, 0.50% of the next $125 million, and 0.20% of any amount in excess of $200 million.

7. EXPENSES OF THE FUND

         The Fund has appointed Investors Fiduciary Trust Company ("IFTC") as its recordkeeping and pricing agent to calculate the daily net asset value of the Fund and to perform certain accounting and recordkeeping functions required by the Fund. In addition, IFTC also serves as the Fund's custodian, transfer agent and dividend disbursing agent. IFTC has engaged DST as sub-agent to provide transfer agency and dividend disbursing services for the Fund. As noted above, approximately 41% of the outstanding shares of DST are owned by KCSI.

         For custodian, recordkeeping and pricing services, the Fund pays fees to IFTC based on a percentage of its assets, subject to certain minimums. The Fund also pays a monthly fee based primarily on the number of accounts maintained on behalf of the Fund for transfer agency and dividend disbursing services, which fees are paid by the Fund to IFTC and in turn passed through to DST as sub-agent. In addition, the Fund reimburses IFTC and DST for certain out-of-pocket expenses.


         The Fund and/or its Advisor may enter into arrangements with certain brokerage firms and other companies (such as recordkeepers and administrators) to provide administrative services (such as sub-transfer agency, recordkeeping, shareholder communications, sub-accounting and/or other services) to investors purchasing shares of the Fund through those firms or companies. The Fund's Advisor or the Fund (if approved by its trustees) may pay fees to these companies for their services. These companies may also be appointed as agents for or authorized by the Fund to accept on its behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.


         The trustees of the Fund have authorized Berger Associates to place portfolio transactions on an agency basis through DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS.


         In addition, under a separate Administrative Services Agreement with the Fund, Berger Associates performs certain administrative and recordkeeping services not performed by other service providers, including compliance monitoring and the preparation of financial statements and reports to be filed with regulatory authorities. The Fund pays Berger Associates a fee at the annual rate of 0.01% (1/100 of 1%) of its average daily net assets for such services. The Fund also incurs other expenses, including accounting, administrative and legal expenses.

         The trustees of the Fund have authorized Berger Associates to consider sales of shares of the Fund by a broker-dealer and the recommendations of a broker-dealer to its customers that they purchase Fund shares as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. In placing portfolio business with such broker-dealers, Berger Associates will seek the best execution of each transaction.

DISTRIBUTOR

         The distributor (principal underwriter) of the Fund's shares is Berger Distributors, Inc. (the "Distributor"), 210 University Boulevard, Suite 900, Denver, CO 80206. The Distributor may be reimbursed by Berger Associates for its costs in distributing Institutional Shares. The Distributor is a wholly-owned subsidiary of Berger Associates, and certain officers of the Fund are officers or directors of the Distributor.

8. PURCHASE OF SHARES IN THE FUND

         Institutional Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals, who are willing to maintain a minimum account balance of $100,000. Institutional Shares are also made available for purchase and dividend reinvestment to all holders of the Fund's shares as of February 14, 1997, when all the Fund's then outstanding shares were designated as Institutional Shares, subject to a minimum account balance requirement of $500.


         Institutional Shares may be purchased at the relevant net asset value without a sales charge. The minimum initial investment for Institutional Shares is $100,000. (This requirement is not applicable to shareholders who purchased shares prior to February 14, 1997, who met the initial investment minimum in effect for the Fund at the time of their initial purchase.) To purchase Institutional Shares, simply complete the application form enclosed with this Prospectus and mail it to the Fund in care of DST Systems, Inc., the Fund's transfer agent, as follows:


         Berger Funds
         c/o DST Systems, Inc.
         P.O. Box 419958
         Kansas City, MO  64141


         Additional investments may be made at any time by mail, telephone (1-800-960-8427) or online (www.bergerfunds.com) at the relevant net asset value. Unless effected through an Automatic Investment Plan, subsequent purchases by shareholders must be in the minimum amount of $1,000.


         A confirmation indicating the details of the transaction will be sent promptly. Unless full shares only are specified, all purchases will be made in full and fractional shares calculated to three decimal places.


         All purchase orders are effected at the net asset value per share for the Institutional Shares of the Fund next determined after the purchase order, along with a completed application and payment, is received and accepted by the Fund, its authorized agent or designee. A purchase order, together with payment in proper form, received by the Fund, its authorized agent or designee prior to the close of the New York Stock Exchange (the "Exchange") on a day the Fund is open for business will be effected at that day's net asset value. An order received after that time will be effected at the net asset value determined on the next business day. See "Redemptions of Fund Shares - Telephone and Online Redemptions" for the Fund's policies and procedures on effecting transactions by telephone or online.


         Payment for shares purchased may be made as follows:

         BY WIRE OR ELECTRONIC FUNDS TRANSFER. Payment for shares purchased may be made by wire or electronic funds transfer from the investor's bank to DST Systems, Inc. Please call 1-800-960-8427 for current wire or electronic funds transfer instructions. The following information may be requested: name of authorized person; shareholder name; shareholder account number; name of Fund; amount being wired or transferred; and name of wiring or transferring bank.


         BY MAIL. Alternatively, payment for shares purchased may be made by mail, so long as payment is accompanied or preceded by a completed account application. Payment should be made by check or money order drawn on a United States bank and made payable to the "Berger Funds". The Fund will not accept purchases by cash, credit card, third-party checks or checks drawn on foreign banks.

         Fund shares may also be purchased through certain broker-dealers that have established mutual fund programs and certain other organizations connected with pension and retirement plans. These broker-dealers and other organizations may charge investors a transaction or other fee for their services, may require different minimum initial and subsequent investments than the Fund and may impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. Fees charged by these organizations will have the effect of reducing a shareholder's total return on an investment in Fund shares. No such charge will be applicable to an investor who purchases shares directly from the Fund as described above.

         The Fund will, at its discretion, accept orders transmitted by these organizations although not accompanied by payment for the shares being purchased. Payment must be received by the Fund within three business days after acceptance of the order. The price at which a purchase will be effected is based on the next calculation of net asset value after the order is received by the Fund, its authorized agent or designee.

         The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject purchase orders, when in the judgment of management, such withdrawal or rejection is in the best interest of the Fund. The Fund also reserves the right at any time to waive the minimum investment requirements applicable to initial or subsequent investments or to increase minimum investment or account balance requirements following notice.


         Investors may, subject to the approval of the Fund, purchase Institutional Shares of the Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the valuation policies of the Fund. These transactions will be effected only if the Sub-Advisor intends to retain the securities in the Fund as an investment. Assets so purchased will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's Institutional Shares, if such assets were included in the Fund's assets at the time of purchase. The Fund reserves the right to amend or terminate this practice at any time.

9. NET ASSET VALUE

         The price of the Fund's Institutional Shares is based on the net asset value of the Fund, which is determined at the close of the regular trading session of the Exchange (normally 4:00 p.m., New York time) each day that the Exchange is open.

         The per share net asset value of the Institutional Shares is determined by dividing the Institutional Shares' pro rata portion of the total value of the Fund's securities and other assets, less the Institutional Shares' pro rata portion of the Fund's liabilities and the liabilities attributable directly to the Institutional Shares, by the total number of Institutional Shares outstanding. In determining net asset value, securities are valued at market value or, if market quotations are not readily available, at their fair value determined in good faith pursuant to consistently applied procedures established by the trustees. Money market instruments maturing within 60 days are valued at amortized cost, which approximates market value.

         Since the Fund does not impose any front end sales load or redemption fee, both the purchase price and the redemption price of an Institutional Share are the same and will be equal to the next calculated net asset value of an Institutional Share.

10. OPEN ACCOUNT SYSTEM AND SHARE CERTIFICATES

         Unless otherwise directed, all investor accounts are maintained on a book-entry basis. Share certificates will not be issued unless requested by the shareholder. Shares purchased by dividend reinvestment or under an Automatic Investment Plan, and shares redeemed under a Systematic Withdrawal Plan, will be confirmed after the end of each calendar quarter. Following any other investment or redemption, the investor will receive a printed confirmation indicating the dollar amount of the transaction, the per share price of the transaction and the number of shares purchased or redeemed.

11. REDEMPTION OF FUND SHARES


         (i) SHARE REDEMPTIONS BY MAIL. The Fund will redeem, at current net asset value, all shares of the Fund offered for redemption. The redemption price of shares tendered for redemption will be the net asset value next determined after receipt of all required documents by the Fund, its authorized agent or designee. To receive the net asset value for a specific day, a redemption request must be received before the close of the Exchange on that day. Shareholders who purchased their shares directly from the Fund may redeem all or part of their shares in the Fund by sending a written request to the Fund, c/o DST Systems, Inc., P.O. Box 419958, Kansas City, MO 64141. The written request for redemption must be signed by each registered owner exactly as the shares are registered and must clearly identify the account and the number of shares or the dollar amount to be redeemed.

         The signatures of the redeeming shareholders must be guaranteed by a national or state bank, a member firm of a domestic stock exchange or the National Association of Securities Dealers (NASD), a credit union, a federal savings and loan association or another eligible guarantor institution if the redemption: is being made payable other than exactly as registered; is being mailed to an address which has been changed within 30 days of the redemption request; or is being mailed to an address other than the one on record. A NOTARY PUBLIC IS NOT AN ACCEPTABLE SIGNATURE GUARANTOR. The Fund also reserves the right to require a signature guarantee under other circumstances. The signature guarantees must appear, together with the signatures of the registered owners, (i) on the written request for redemption which clearly identifies the account and the number of shares to be redeemed, (ii) on a separate instrument of assignment ("stock power") which may be obtained from a bank or broker, or
(iii) on any share certificates tendered for redemption. The use of signature guarantees is intended to protect the shareholder and the Fund from a possibly fraudulent application for redemption.


          Additional documents are required for redemptions by corporations, executors, administrators, trustees and guardians. If there is doubt as to what additional documents are required, please write the Berger Funds, c/o DST Systems, Inc., P.O. Box 419958, Kansas City, MO 64141, or call DST at 1-800-960-8427.


         (ii) TELEPHONE AND ONLINE REDEMPTIONS.  All shareholders have
Telephone and Online Transaction Privileges to authorize purchases, exchanges or redemptions unless they specifically decline this service on the account application or by writing to the Fund, c/o DST Systems, Inc., P.O. Box 419958, Kansas City, MO 64141. The telephone and online redemption option is not available for shares held in retirement accounts sponsored by the Fund. Telephone redemption requests may be made by telephoning DST Systems, Inc., at 1-800-960-8427. Online redemption requests may be made by contacting the Fund online at www.bergerfunds.com. To receive the net asset value for a specific day, a redemption request must be received before the close of the Exchange on that day. As discussed above, certain requests must be in writing and the signature of a redeeming shareholder must be signature guaranteed, and therefore shares may not be redeemed by telephone or online if the redemption: is being made payable other than exactly as registered; is being mailed to an address which has been changed within 30 days of the redemption request; is being mailed to an address other than the one on record; or the shares are represented by share certificates issued to the shareholder.

         All telephone and online transactions are recorded and written confirmations indicating the details of all transactions will promptly be sent to the shareholder of record. Prior to accepting a telephone or online order, the shareholder placing the order may be required to provide certain identifying information. A shareholder electing to communicate instructions by telephone or online may be giving up some level of security that would otherwise be present were the shareholder to request a transaction in writing. Neither the Fund nor its transfer agent or Advisor assume responsibility for the authenticity of instructions communicated by telephone or online which are reasonably believed to be genuine and which comply with the foregoing procedures. The Fund, and/or its transfer agent, may be liable for losses resulting from unauthorized or fraudulent telephone or online instructions in the event these procedures are not followed.

         In times of extreme economic or market conditions, redeeming shares by telephone or online may be difficult. The Fund may terminate or modify the procedures concerning the telephone and online redemption and wire transfer services at any time, although shareholders of the Fund will be given at least 60 days' prior notice of any termination or material modification. The Advisor may, at its own risk, waive certain of these redemption requirements.

         (iii) PAYMENT FOR REDEEMED SHARES. Payment for shares redeemed upon written request will be made by draft and generally will be sent within three business days after receipt by the transfer agent of the properly executed redemption request and any outstanding certificates for the shares to be redeemed. Payment for shares redeemed by telephone or online will be made by draft payable to the account name(s) and address exactly as registered, and generally will be sent within three business days following the date of the request for redemption.


         A shareholder may request that payment for redeemed shares of the Fund be made by wire or electronic funds transfer. Shareholders may elect to use these services on the account application or by providing the Fund with a signature guaranteed letter requesting these services and designating the bank to receive all wire or electronic funds transfers. A shareholder may change the predesignated bank of record by providing the Fund with written, signature guaranteed instructions. Redemption proceeds paid by wire transfer generally will be transmitted to the shareholder's predesignated bank account on the next business day after receipt of the shareholder's redemption request. Redemption proceeds paid by electronic funds transfer will be electronically transmitted to the shareholder's predesignated bank account on the second business day after receipt of the shareholder's redemption request. There is no fee for wire or electronic funds transfer of proceeds from the redemption of Fund shares.


         Shareholders may encounter delays in redeeming shares purchased by check (other than cashier's or certified checks), electronic funds transfer or through the Automatic Investment Program if the redemption request is made shortly after the date of purchase. Proceeds from the redemption of shares purchased by such methods may be delayed until full payment for the shares has been received and cleared, which may take up to 15 days from the purchase date. The foregoing policy is to ensure that all payments for the shares being redeemed have been honored. In addition to the foregoing restrictions, no redemption payment can be made for shares which have been purchased by telephone or online order until full payment for the shares has been received. In any event, valid redemption requests concerning shares for which full payment has been made will be priced at the net asset value next determined after receipt of the request.


         (iv) REDEMPTION IN-KIND. The Fund intends to redeem its shares only for cash, although it retains the right to redeem its shares in-kind under unusual circumstances, in order to protect the interests of the remaining shareholders, by the delivery of securities selected from its assets at its discretion. The Fund is, however, governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder during any 90-day period exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder generally will incur brokerage costs in converting the assets to cash.


         (v) REDEMPTIONS BY THE FUND. As a means of reducing its expenses, the Fund is authorized to redeem involuntarily all Institutional Shares held in accounts with a value of less than $100,000. (Shareholders who purchased Fund shares prior to February 14, 1997, and whose shares were designated as Institutional Shares on that date are subject only to a minimum account balance requirement of $500.) Such redemptions will be permitted only when the account is reduced below the minimum value by redemption, and not by declines in per share net asset value. As a result, accounts established with the applicable minimum investment might be subject to redemption after only a small redemption has been made by the shareholder. At least 60 days' written notice will be given to a shareholder before such an account is redeemed. During that time, the shareholder may add sufficient funds to the account to meet or exceed the minimum. If this condition is not met, all shares remaining in the account will be subject to redemption at the per share net asset value next determined after the 60th day following the notice. Payment for the proceeds will be sent to the shareholder unless a share certificate has been issued, in which case payment will be made upon surrender of the certificate.

12. EXCHANGE PRIVILEGE


         By telephoning the Fund at 1-800-960-8427, writing to the Fund in care of DST at P.O. Box 419958, Kansas City, MO 64141, or contacting the Fund online at www.bergerfunds.com, any shareholder may exchange, without charge, any or all of the shareholder's shares in the Fund (subject to applicable minimum account balance requirements) for shares of any of the publicly available Berger Funds. Exchanges may be made only if the Berger Fund into which a shareholder wishes to exchange shares is eligible for sale in the shareholder's state of residence.

         It is each investor's responsibility to obtain and read a prospectus of the Berger Fund into which the investor is exchanging. By giving exchange instructions, a shareholder will be deemed to have acknowledged receipt of the prospectus for the Berger Fund being purchased. Up to four exchanges out of the Fund are permitted during the calendar year. This limit helps keep the Fund's net asset base stable and reduces the Fund's administrative expenses. In times of extreme economic or market conditions, exchanging Fund shares by telephone or online may be difficult. See "Redemption of Fund Shares - Telephone and Online Redemptions" for procedures for telephone and online transactions.

         Redemptions of shares in connection with exchanges into or out of the Fund are made at the net asset value per share next determined after the exchange request is received. To receive a specific day's price, a letter, call or online order must be received before that day's close of the Exchange. Each exchange represents the sale of shares from one fund and the purchase of shares in another, which may produce a gain or loss for U.S. Federal income tax purposes.

         All exchanges out of the Fund are subject to the minimum and subsequent investment requirements of the fund into which shares are being exchanged. Exchanges will be accepted only if the registration of the two accounts is identical. Neither the Fund, the Berger Funds, nor their transfer agents or advisors assume responsibility for the authenticity of exchange instructions communicated in writing, by telephone or online which are believed to be genuine. See "Redemption of Fund Shares - Telephone and Online Redemptions" for procedures for telephone and online transactions. All shareholders have Telephone and Online Transaction Privileges to authorize exchanges unless they specifically decline this service on the account application or by writing to the Fund, c/o DST Systems, Inc., P.O. Box 419958, Kansas City, MO 64141.


13. PLANS AND PROGRAMS


         The Fund offers several tax-qualified retirement plans for individuals, businesses and non-profit organizations, including a Profit-Sharing Plan, a Money Purchase Pension Plan, an Individual Retirement Account ("IRA"), a Roth IRA and a 403(b) Custodial Account for adoption by employers and individuals who wish to participate in such Plans. For information on retirement plans offered by the Fund, please call 1-800-706-0539 or write to the Fund, c/o Berger Associates, P.O. Box 5005, Denver, CO 80217. Trustees for 401(k) or other existing plans interested in utilizing Fund shares as an investment or investment alternative in their plans should contact the Fund at 1-800-960-8427.


         The Fund also offers an Automatic Investment Plan (minimum $100 per monthly or quarterly investment) and a Systematic Withdrawal Plan (for shareholders who own shares of the Fund worth at least $5,000; minimum of $50 withdrawn monthly, quarterly, semiannually or annually). Forms for these plans may be obtained by writing to the Fund, c/o DST Systems, Inc., P.O. Box 419958, Kansas City, MO 64141, or call 1-800-960-8427.

14. INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT


DISTRIBUTIONS OF INCOME AND GAINS

         The Fund intends to declare dividends representing the Fund's net investment income annually, normally in December. It is also the present policy of the Fund to distribute annually all of its net realized capital gains.

         All dividends and capital gains distributions paid by the Fund will be automatically reinvested in shares of the Fund at the net asset value on the ex-dividend date unless an investor specifically requests that either dividends or distributions, or both, be paid in cash. The election to receive dividends or distributions in cash or to reinvest them in Fund shares may be changed by calling the Berger Funds at 1-800-960-8427 or by written request to the Berger Funds, c/o DST Systems, Inc., P.O. Box 419958, Kansas City, MO 64141, and must be received at least ten days prior to the record date of any dividend or capital gains distribution.

SHAREHOLDER TAXES

         Generally, shareholders will owe tax on amounts distributed to them by the Fund whether they reinvest them in additional shares or receive them in cash. Shareholders not subject to tax on their income generally will not be required to pay any income tax on amounts distributed to them.

         Distributions of gains from the sale of assets held by the Fund for more than one year generally are taxable to a shareholder at the applicable mid-term or long-term capital gains rate, regardless of how long the shareholder has owned Fund shares. Distributions from other sources generally are taxed as ordinary income.

         Each year the Fund will send shareholders a Form 1099 for any distributions made to non-retirement accounts. This form will detail the tax status for federal income tax purposes of distributions made to shareholders that year.

         If a shareholder redeems Fund shares that have appreciated in value, the shareholder will have a taxable gain upon redemption. Exchanges are treated as a redemption and purchase for tax purposes. Therefore, a shareholder will also have a taxable gain upon exchange if the shares redeemed have appreciated in value.

TAX TREATMENT OF THE FUND

         In general, as long as the Fund qualifies under certain federal tax laws, it will not be subject to federal income tax on income and capital gains that it distributes to its shareholders. The Fund has qualified, and intends to continue to qualify, under those laws. The Fund also intends to avoid an excise tax on undistributed income by making timely distributions.

ADDITIONAL TAX INFORMATION

         Shareholders should also consult their own tax advisors, since this is only a summary and may not cover every particular situation. For more information about other tax matters, including backup withholding for certain taxpayers and other tax aspects of redemptions, see the Statement of Additional Information.


15. ADDITIONAL INFORMATION


         The Fund is a series of a Massachusetts business trust (the "Trust") organized on April 20, 1990. The Fund was initially organized in November 1984 as a Delaware corporation, and operated as a private investment fund from February 14, 1985, to October 20, 1987, when it was registered as an investment company under the Investment Company Act of 1940 and its initial registration statement under the Securities Act of 1933 became effective. On May 18, 1990, the Fund as a series of the Trust assumed all of the assets and liabilities of the predecessor Delaware corporation. All references in this Prospectus to the Fund and all financial and other information about the Fund prior to May 18, 1990, are to the Fund as a Delaware corporation, and all references after May 18, 1990, are to the Fund as a series of the Trust. On February 14, 1997, the name of the Trust was changed to Berger Omni Investment Trust and the name of the Fund was changed to the Berger Small Cap Value Fund. Prior to that date, the Fund and the Trust were known as The Omni Investment Fund.


         The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the Fund is the only series established under the Trust, although others may be added in the future. Shares of the Fund are fully paid and nonassessable when issued. Each share has a par value of $.01.

Currently, the Fund offers two classes of shares by separate prospectuses. The Institutional Shares offered in this Prospectus are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals, who are willing to maintain a minimum account balance of $100,000. Institutional Shares are also made available for purchase and dividend reinvestment to all holders of the Fund's shares as of February 14, 1997, when all the Fund's then outstanding shares were designated as Institutional Shares, subject to a minimum account balance requirement of $500. A separate class of shares, Investor Shares, are available to the general public, subject to the Fund's regular minimum investment requirements (currently a $2,000 minimum initial investment). Because each class of shares of the Fund is subject to different expenses, the performance of, and any dividend or other distribution made to, each class of shares will differ. For additional information about the other class of shares offered by the Fund, please call the Berger Funds at 1-800-333-1001.

         Shareholders owning a particular series or class of shares of the Fund will vote separately on matters relating to that series or class, although they will vote together and along with the shareholders of other series and classes of the Fund in the election of trustees of the Trust and on all matters relating to the Trust as a whole. Each full share of the Fund has one vote. Shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so and, in such event, the holders of the remaining less than 50% of the shares voting for the election of trustees will not be able to elect any person or persons as trustees. The Fund is not required to hold annual shareholder meetings unless required by the Investment Company Act of 1940 or other applicable law or unless called by the trustees.

         The Fund's transfer agent and dividend disbursing agent is Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, MO 64105. IFTC has engaged DST Systems, Inc., as sub-agent to provide transfer agency and dividend disbursing services for the Fund. Accordingly, the address and telephone number for DST Systems, Inc., set forth in this Prospectus should be used for correspondence with the Fund's transfer agent.

16. PERFORMANCE


         From time to time in advertisements, the Fund may discuss its performance ratings as published by recognized mutual fund statistical services, such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., or Morningstar, Inc., or Value Line Investment Survey or by publications of general interest such as THE WALL STREET JOURNAL, INVESTOR'S BUSINESS DAILY, MONEY, BARRON'S, FINANCIAL WORLD or KIPLINGER'S PERSONAL FINANCE MAGAZINE. In addition, the Fund may compare its performance to that of recognized broad-based securities market indices, including the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the Russell 2000 Stock Index, the Russell 2000 Value Index, the Standard & Poor's 400 Mid-Cap Index, the Standard & Poor's 600 Small Cap Index, the Standard & Poor's/BARRA Value Index, the Nasdaq Composite Index or the Lehman Brothers Intermediate Term Government/Corporate Bond Index, or more narrowly-based or blended indices which reflect the market sectors in which the Fund invests.


         The total return of the Fund is calculated for any specified period of time by assuming the purchase of shares of the Fund at the net asset value at the beginning of the period. Each dividend or other distribution paid by the Fund is assumed to have been reinvested at the net asset value on the reinvestment date. The total number of shares then owned as a result of this process is valued at the net asset value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value.

         The Fund's total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same total return if the Fund's performance had been constant over the entire period. Total return figures are based on the overall change in value of a hypothetical investment in the Fund. Because average annual total returns for more than one year tend to smooth out variations in the Fund's return, investors should recognize that such figures are not the same as actual year-by-year results.

         Shares of the Fund had no class designations until February 14, 1997, when all of the then-existing shares were designated as Institutional Shares and the Fund commenced offering a separate class of shares designated as Investor Shares. Total return of the Institutional Shares and other classes of shares of the Fund will be calculated separately. Because each class of shares is subject to different expenses, the performance of each class for the same period will differ.


         Any performance figures for the Fund are based upon historical results and do not guarantee future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


         Shareholders with questions should write to the Berger Funds, c/o Berger Associates, Inc., P.O. Box 5005, Denver, CO 80217, or call 1-303-329-0200 or 1-800-706-0539.

                             BERGER SMALL CAP VALUE FUND
                                 INSTITUTIONAL SHARES

                         STATEMENT OF ADDITIONAL INFORMATION

                         SHAREHOLDER SERVICES: 1-800-960-8427


         This Statement of Additional Information ("SAI") about the Berger Small Cap Value Fund (the "Fund") Institutional Shares is not a prospectus. It should be read in conjunction with the Prospectus describing the Institutional Shares of the Fund, dated January ____, 1998, which may be obtained by writing the Fund at P.O. Box 5005, Denver, Colorado 80217, or calling 1-800-706-0539.

         The Fund is a no-load, diversified mutual fund. The Fund's investment objective is capital appreciation. In pursuit of that goal, the Fund primarily invests in small companies that are out of favor with markets or that have not yet been discovered by the broader investment community and are therefore believed to be undervalued. The Fund does not invest to provide current income, although some income may be produced while managing the Fund's portfolio.

         The Fund's investment manager generally looks for companies with:

         - A low price relative to their assets, earnings, cash flow or business franchise
         -    Products and services that give them a competitive advantage
         -    Quality balance sheets and strong management.

         The Fund primarily invests in common stocks of small companies, both domestic and foreign, and other securities with equity features, such as convertible securities, preferred stocks, warrants and rights. Under normal circumstances, the Fund invests at least 65% of its assets in equity securities of companies with market capitalizations of less than $1 billion at the time of initial purchase. The balance of the Fund may be invested in larger companies, government securities or other short-term investments.

         This SAI is about the class of shares of the Fund designated as Institutional Shares. Institutional Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals, who are willing to maintain a minimum account balance of $100,000. Shares of the Fund may be offered through certain financial intermediaries that may charge their customers transaction or other fees with respect to the customers' investment in the Fund. Institutional Shares are also made available for purchase and dividend reinvestment to all holders of the Fund's shares as of February 14, 1997, when all the Fund's then outstanding shares were designated as Institutional Shares, subject to a minimum account balance of $500.


         The Fund is a series of Berger Omni Investment Trust, a Massachusetts business trust (the "Trust"). Prior to February 14, 1997, the Fund and the Trust were known as The Omni Investment Fund.



                                  JANUARY ___, 1998

                                  TABLE OF CONTENTS
                                          &
                            CROSS-REFERENCES TO PROSPECTUS


                                                           Cross-References to
                                                           Related Disclosures
    Table of Contents                                      in Prospectus
    -----------------                                      -------------------

    Introduction                                           Section 3

1.  Portfolio Policies of the Fund                         Section 3, 4, 5

2.  Investment Restrictions                                Section 4

3.  Management of the Fund                                 Section 6

4.  Investment Advisor                                     Section 6

5.  Expenses of the Fund                                   Section 6, 7

6.  Brokerage Policy                                       Section 6, 7

7.  Purchase of Shares in                                  Section 8
    the Fund

8.  Net Asset Value                                        Section 9

9.  Income Dividends, Capital Gains                        Section 14
    Distributions and Tax Treatment

10. Suspension of Redemption Rights                        Section 11

11. Tax-Sheltered Retirement Plans                         Section 13

12. Special Purchase and Exchange Plans                    Section 13

13. Performance Information                                Section 16

14. Additional Information                                 Section 15

    Financial Statements

                                     INTRODUCTION


         The Berger Small Cap Value Fund (the "Fund") is a mutual fund, or to use a more technical term, an open-end, management investment company. The Fund is a diversified fund. The Fund's investment objective is capital appreciation.

1.       PORTFOLIO POLICIES OF THE FUND

         The Prospectus discusses the investment objective of the Fund and the primary policies to be employed to achieve that objective. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize and certain risks attendant to those investments, policies and strategies.

         COMMON AND PREFERRED STOCKS. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay dividends, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividends. Such investments would be made primarily for their capital appreciation potential. All investments in stocks are subject to market risk, meaning that their prices may move up and down with the general stock market, and that such movements might reduce their value.

         DEBT SECURITIES. Debt securities (such as bonds or debentures) are fixed-income securities which bear interest and are issued by corporations or governments. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal on a specific maturity date. In addition to market risk, debt securities are generally subject to two other kinds of risk: credit risk and interest rate risk. Credit risk refers to the ability of the issuer to meet interest or principal payments as they come due. The lower the rating given a security by a rating service (such as Moody's Investor Service ("Moody's") and Standard & Poor's ("S&P")), the greater the credit risk the rating service perceives with respect to that security. The Fund will not purchase any nonconvertible securities rated below investment grade (Ba or lower by Moody's, BB or lower by S&P). In cases where the ratings assigned by more than one rating agency differ, the Fund will consider the security as rated in the higher category. If nonconvertible securities purchased by the Fund are downgraded to below investment grade following purchase, the trustees of the Fund, in consultation with the Fund's sub-advisor, will determine what action, if any, is appropriate in light of all relevant
circumstances.   For a further discussion of debt security ratings, see Appendix
A to this SAI.

         Interest rate risk refers to the fact that the value of fixed-income securities (like debt securities) generally fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the price of fixed-income securities held by the Fund. Conversely, during periods of rising interest rates, the value of fixed-income securities held by the Fund will generally decline. Longer-term securities are generally more sensitive to interest rate changes and are more volatile than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks.

         CONVERTIBLE SECURITIES. The Fund may also purchase debt or equity securities which are convertible into common stock when the sub-advisor believes they offer the potential for a higher total return than nonconvertible securities. While fixed-income securities generally have a priority claim on a corporation's assets over that of common stock, some of the convertible securities which the Fund may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments which could result in a loss of income to the Fund or a decline in the market value of the securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their ratings by organizations such as Moody's or S&P or a similar determination of creditworthiness by the Fund's sub-advisor. The Fund has no pre-established minimum quality standards for convertible securities and may invest in convertible securities of any quality, including lower rated or unrated securities. However, the Fund will not invest in any security in default at the time of purchase and the Fund will invest less than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade. If convertible securities purchased by the Fund are downgraded following purchase, or if other circumstances cause 20% or more of the Fund's assets to be invested in convertible securities rated below investment grade, the trustees of the Fund, in consultation with the sub-advisor, will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to this SAI.

         SECURITIES OF SMALLER COMPANIES. The Fund may invest in securities of companies with small or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (that is, more abrupt or erratic price movements) than investments in larger, more mature companies since smaller companies may be at an earlier stage of development and may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

         SECTOR FOCUS. A significant portion of the Fund's assets may be invested in a relatively small number of related industries. However, the Fund will not concentrate 25% or more of its total assets in any one industry. Sector focus may increase both market risk (share price volatility) and liquidity risk.

         SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES. The Fund may invest in securities of companies with limited operating histories. The Fund considers these to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history which can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies. In addition, many of these companies may also be small companies and involve the risks and price volatility associated with smaller companies.

         FOREIGN SECURITIES. The Fund may invest in foreign securities, which may be traded in foreign markets and denominated in foreign currency. The Fund's investments may also include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) which are similar to ADRs, in bearer form, designed for use in the European securities markets, and in Global Depositary Receipts (GDRs).

         Investments in foreign securities involve some risks that are different from the risks of investing in securities of U.S. issuers, such as the risk of adverse political, social, diplomatic and economic developments and, with respect to certain countries, the possibility of expropriation, taxes imposed by foreign countries or limitations on the removal of monies or other assets of the Fund. Moreover, the economies of individual foreign countries will vary in comparison to the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Securities of some foreign companies, particularly those in developing countries, are less liquid and more volatile than securities of comparable domestic companies. A developing country generally is considered to be in the initial stages of its industrialization cycle. Investing in the securities of developing countries may involve exposure to economic structures that are less diverse and mature, and to political systems that can be expected to have less stability than developed countries.

         There also may be less publicly available information about foreign issuers and securities than domestic issuers and securities, and foreign issuers generally are not subject to accounting, auditing and financial reporting standards, requirements and practices comparable to those applicable to domestic issuers. Also, there is generally less government supervision and regulation of exchanges, brokers, financial institutions and issuers in foreign countries than there is in the U.S. Foreign financial markets typically have substantially less volume than U.S. markets. Foreign markets also have different clearance and settlement procedures and, in certain markets, delays or other factors could make it difficult to effect transactions, potentially causing the Fund to experience losses or miss investment opportunities.

         Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities. The Fund will incur greater costs in maintaining assets in foreign jurisdictions and in buying and selling foreign securities generally, resulting in part from converting foreign currencies into U.S. dollars. In addition, the Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts, which may heighten the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

         When the Fund is invested in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of the investments in its portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. If the foreign currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the foreign currency against the U.S. dollar would adversely affect the dollar value of the foreign securities. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets, which are in turn affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

         PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS). The Fund may purchase the securities of certain foreign investment funds or trusts considered Passive Foreign Investment Companies (PFICs) under U.S. tax laws. In addition to bearing their proportionate share of the Fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such PFIC. PFIC investments also may be subject to less favorable U.S. tax treatment, as discussed in Section 9 below.


         ILLIQUID SECURITIES. The Fund is authorized to invest in securities which are illiquid or not readily marketable because, based upon their nature or the market for such securities, no ready market is available. However, the Fund will not purchase any such security, the purchase of which would cause the Fund to invest more than 10% of its net assets, measured at the time of purchase, in illiquid securities. Investments in illiquid securities involve certain risks to the extent that the Fund may be unable to dispose of such a security at the time desired or at a reasonable price or, in some cases, may be unable to dispose of it at all. If securities become illiquid following purchase or other circumstances cause more than 10% of the Fund's net assets to be invested in illiquid securities, the trustees of the Fund, in consultation with the Fund's sub-advisor, will determine what action, if any, is appropriate in light of all relevant circumstances. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction.


         REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements with various financial organizations, including commercial banks, registered broker-dealers and registered government securities dealers. A repurchase agreement is an agreement under which the Fund acquires a debt security (generally a debt security issued or guaranteed by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value equal to or in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. In addition, the trustees will establish guidelines and standards for review by the sub-advisor of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund.
The Fund will not enter into a repurchase agreement maturing in more than seven days if as a result more than 10% of the Fund's net assets would be invested in such repurchase agreements and other illiquid securities.

         These transactions must be fully collateralized at all times by debt securities (generally a security issued or guaranteed by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit), but involve certain risks, such as credit risk to the Fund if the other party defaults on its obligation and the Fund is delayed or prevented from liquidating
the collateral.   For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed and delayed. Further, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. The Fund expects that these risks can be controlled through careful monitoring procedures.

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. However, the Fund currently does not intend to purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities. When-issued or delayed delivery transactions arise when securities (normally, equity obligations of issuers eligible for investment by the Fund) are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield. However, the yield available on a comparable security when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. Any failure to consummate a when-issued or delayed delivery transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions may generally be expected to settle within one month from the date the transactions are entered into, but in no event later than 90 days. However, no payment or delivery is made by the Fund until it receives delivery or payment from the other party to the transaction.

         When the Fund purchases securities on a when-issued basis, it will maintain in a segregated account with its custodian cash, U.S. government securities or other liquid assets having an aggregate value equal to the amount of such purchase commitments, until payment is made. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Fund's purchase commitments.


         SPECIAL SITUATIONS. The Fund may also invest in special situations, that is, in common stocks of companies that have recently experienced or are anticipated to experience a significant change in structure, management, products or services. Examples of special situations are companies being reorganized or merged, companies having unusual new products, or which enjoy particular tax advantages, or companies that are run by new management or may be probable takeover candidates. The opportunity to invest in special situations, however, is limited and depends in part on the market's assessment of these issuers and their circumstances. In addition, stocks of companies in special situations may be more volatile, since the market value of these stocks may decline if an anticipated event or benefit does not materialize.

         HEDGING TRANSACTIONS. As described in the Prospectus, the Fund is authorized to make limited use of certain types of options, but only for the purpose of hedging, that is, protecting against market risk due to market movements that may adversely affect the value of the Fund's securities or the price of securities that the Fund is considering purchasing. The utilization of options is also subject to policies and procedures which may be established by the trustees from time to time. A hedging transaction may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, although hedging may also limit the Fund's opportunity to profit from favorable price movements, and the cost of the transaction will reduce the potential return on the security or the portfolio. In addition, hedging transactions do not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire.

         Use of these instruments by the Fund involves the potential for a loss that, in the case of a call option written by the Fund, may exceed the premium received for the option. However, the Fund is permitted to use such instruments for hedging purposes only, and only if the aggregate amount of its obligations under these contracts does not exceed the total market value of the assets the Fund is attempting to hedge, such as a portion or all of its exposure to equity securities. To help ensure that the Fund will be able to meet its obligations under options written by the Fund, the Fund will be required to maintain liquid assets in a segregated account with its custodian bank or to set aside portfolio securities to "cover" its position in these contracts.

         The principal risks of the Fund utilizing options are: (a) losses resulting from market movements not anticipated by the Fund; (b) possible imperfect correlation between movements in the prices of options and movements in the prices of the securities or positions hedged or used to cover such positions; (c) lack of assurance that a liquid secondary market will exist for any particular options at any particular time, and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close a position when so desired; and (d) the need for additional information and skills beyond those required for the management of a portfolio of traditional securities. In addition, when the Fund enters into an over-the-counter contract with a counterparty, the Fund will assume counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

         The following is additional information concerning the options which the Fund may utilize, provided that no more than 5% of the Fund's net assets at the time the contract is entered into may be used for premiums paid for the purchase of options. In addition, the Fund may only write call options that are covered and only up to 10% of the Fund's net assets. The following information should be read in conjunction with the information concerning the Fund's use of options and the risks of such instruments contained in the Prospectus.

         OPTIONS ON SECURITIES AND SECURITIES INDICES. The Fund may buy or sell put or call options and write covered call options on securities that are traded on United States or foreign securities exchanges or over-the-counter. Buying an option involves the risk that, during the option period, the price of the underlying security will not increase (in the case of a call) to above the exercise price, or will not decrease (in the case of a put) to below the exercise price, in which case the option will expire without being exercised and the holder would lose the amount of the premium. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the Fund to the option holder at a lower price than its current market value and the Fund's potential for capital appreciation on the security would be limited to the exercise price. Moreover, when the Fund writes a call option on a securities index, the Fund bears the risk of loss resulting from imperfect correlation between movements in the price of the index and the price of the securities set aside to cover such position. Although they entitle the holder to buy equity securities, call options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

         A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

         The writer of a call option may have no control when the underlying securities must be sold. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period.

         The writer of an exchange-traded call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. If the Fund desires to sell a particular security from the Fund's portfolio on which the Fund has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. An investor who is the holder of an exchange-traded option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         The Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; the Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         In addition, when the Fund enters into an over-the-counter option contract with a counterparty, the Fund assumes counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

         An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

         The Fund may buy call options on securities or securities indices to hedge against an increase in the price of a security or securities that the Fund may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security or index rises sufficiently, the option may expire and become worthless to the Fund. The Fund may buy put options to hedge against a decline in the value of a security or its portfolio. The premium paid for the put option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security or index declines sufficiently, the option may expire and become worthless to the Fund.


         An example of a hedging transaction using an index option would be if the Fund were to purchase a put on a stock index, in order to protect the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. While the correlation between stock indices and price movements of the stocks in which the Fund will generally invest may be imperfect, the Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Fund's portfolio generally. Although the purchase of a put option may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio.


         TEMPORARY DEFENSIVE MEASURES. The Fund may increase its investment in government securities, and other short-term, interest-bearing securities without regard to the Fund's otherwise applicable percentage limits, policies or its normal investment emphasis when its sub-advisor believes market conditions warrant a temporary defensive position. Taking larger positions in such short-term investments may serve as a means of preserving capital in unfavorable market conditions. During these periods, the Fund may not participate in stock or bond market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks and bonds and it may be more difficult for the Fund to achieve its investment objective.

         PORTFOLIO TURNOVER. The portfolio turnover rates of the Fund are shown in the Financial Highlights table included in the Prospectus. The annual portfolio turnover rates of the Fund have exceeded 100%. A 100% annual turnover rate results, for example, if the equivalent of all of the securities in the Fund's portfolio are replaced in a period of one year. The Fund anticipates that its portfolio turnover rates in future years may exceed 100%, and investment changes will be made whenever management deems them appropriate even if this results in a higher portfolio turnover rate. In addition, portfolio turnover may increase as a result of large amounts of purchases and redemptions of shares of the Fund due to economic, market or other factors that are not within the control of management.

         Higher portfolio turnover will necessarily result in correspondingly higher brokerage costs for the Fund. The existence of a high portfolio turnover rate has no direct relationship to the tax liability of the Fund, although sales of certain stocks will lead to realization of gains, and, possibly, increased taxable distributions to shareholders. The Fund's brokerage policy is discussed further below under Section 6--Brokerage Policy, and additional information concerning income taxes is located under Section 9--Income Dividends, Capital Gains Distributions and Tax Treatment.


2.       INVESTMENT RESTRICTIONS


         The Fund has adopted certain fundamental and non-fundamental
restrictions on its investments and other activities.   Fundamental restrictions
may not be changed without the approval of (i) 67% or more of the voting securities of the Fund present at a meeting of shareholders thereof if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. Non-fundamental restrictions may be changed in the future by action of the trustees without shareholder vote.

         The following fundamental restrictions apply to the Fund. The Fund may not:


         (1) Issue senior securities as defined in the Investment Company Act of 1940;

         (2) Invest in companies for the purpose of acquiring control or management thereof;

         (3) Invest or hold securities of any issuer if the officers and trustees of the Fund and its advisor own individually more than one-half (1/2) of 1% of the securities of such issuer or together own more than 5% of the securities of such issuer;

         (4) Invest in other investment companies, except in connection with a plan of merger, consolidation, reorganization or acquisition of assets, or in the open market involving no commission or profit to a sponsor or dealer (other than a customary broker's commission);

         (5) Participate on a joint or joint and several basis in any trading account in securities;

         (6) Purchase securities of any company with a record of less than three (3) years continuous operation (including that of predecessors) if such purchase would cause the cost of the Fund's investments in all such companies to exceed 5% of the Fund's total assets;

         (7) Invest in securities (except those of the U.S. government or its agencies) of any issuer if immediately thereafter the Fund would then own more than 10% of that issuer's voting securities;

         (8) Loan cash or portfolio securities, except in connection with the acquisition of debt securities which the Fund's investment policies and restrictions permit it to purchase;

         (9) Borrow money in excess of 5% of the value of its assets and, then, only as a temporary measure for extraordinary or emergency purposes;

         (10) Pledge, mortgage or hypothecate any of its assets to secure a debt;

         (11) Purchase or sell real estate or any other interests in real estate (including real estate limited partnership interests);

         (12)  Purchase securities on margin or sell short;

         (13)  Invest in commodities or commodity contracts;

         (14) Act as an underwriter of securities of other issuers or invest in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933 ("Restricted Securities");

         (15) Invest more than 10% of the value of its net assets in illiquid securities, including Restricted Securities, securities which are not readily marketable, repurchase agreements maturing in more than seven (7) days, written over-the-counter ("OTC") options and securities used as cover for written OTC options;

         (16)  Invest in oil, gas or mineral leases;

         (17) Invest more than 5% of the value of its net assets in warrants or more than 2% of its net assets in warrants that are not listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ National Market System;

         (18) Invest more than 25% of the value of its assets, at the time of purchase, in securities of companies principally engaged in a particular industry, although the Fund may as a temporary defensive measure invest up to 100% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies; or

         (19) With respect to 75% of the Fund's total assets, purchase the securities of any one issuer (except U.S. government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer.

         In applying the Fund's industry concentration restriction (number (18) above), the Fund uses the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neil & Co. Incorporated.

         The trustees have adopted additional non-fundamental investment restrictions for the Fund. These limitations may be changed by the trustees without a shareholder vote. The non-fundamental investment restrictions include the following:

         (1) Only for the purpose of hedging, the Fund may purchase and sell put and call options, but no more than 5% of the Fund's net assets at the time of purchase may be invested in premiums for options. The Fund may only write call options that are covered and only up to 10% of the Fund's net assets.


         (2) The Fund may not purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities.

         Investment restrictions that involve a maximum percentage of securities or assets will not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of the Fund.

3.       MANAGEMENT OF THE FUND

         The trustees and executive officers of the Fund are listed below, together with information which includes their principal occupations during the past five years and other principal business affiliations.


         MICHAEL OWEN, 412 Reid Hall, Montana State University, Bozeman, MT
               59717, age 60.  Since 1994, Dean, and from 1989 to 1994, a member of the Finance faculty, of the College of Business, Montana State University. Self-employed as a financial and management consultant, and in real estate development.
               Formerly (1976-1989), Chairman and Chief Executive Officer of Royal Gold, Inc. (mining). Chairman of the Board of Berger 100 Fund and Berger Growth and Income Fund. Chairman of the Trustees of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

*        GERARD M. LAVIN, 210 University Boulevard, Suite 900, Denver, CO
               80206, age 55. President and a director of Berger 100 Fund and Berger Growth and Income Fund, and President and a trustee of Berger Investment Portfolio Trust and Berger Omni Investment Trust, since February 1997. President and a trustee of Berger/BIAM Worldwide Portfolios Trust and Berger/BIAM Worldwide Funds Trust since their inception in May 1996. President and a trustee of Berger Institutional Products Trust since its inception in October 1995. President and a director since April 1995 of Berger Associates, Inc. Member and Chairman of the Board of Managers and Chief Executive Officer on the Management Committee of BBOI Worldwide LLC since November 1996. A Vice President of DST Systems, Inc. (data processing) since July 1995. Formerly President and Chief Executive Officer of Investors Fiduciary Trust Company (banking) from February 1992 to March 1995 and Chief Operating Officer of SunAmerica Asset Management Co. (money management) from January 1990 to February 1992.

         DENNIS E. BALDWIN, 3481 South Race Street, Englewood, CO  80110, age
               69. President, Baldwin Financial Counseling. Formerly (1978-1990), Vice President and Denver Office Manager of Merrill Lynch Capital Markets. Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

*        WILLIAM M. B. BERGER, 210 University Boulevard, Suite 900, Denver, CO
               80206, age 72. Director and, formerly, President (1974-1994) of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust since its inception in August 1993 (Chairman of the Trustees through November 1994). Trustee of Berger Institutional Products

               Trust since its inception in October 1995. Trustee of Berger/BIAM Worldwide Funds Trust and Berger/BIAM Worldwide Portfolios Trust since their inception in May 1996. Trustee of Berger Omni Investment Trust since February 1997. Chairman (since 1994) and a Director (since 1973) and, formerly, President (1973-1994) of Berger Associates.

         LOUIS R. BINDNER, 1075 South Fox, Denver, CO  80223, age 72.
               President, Climate Engineering, Inc. (building environmental systems). Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

         KATHERINE A. CATTANACH, 384 South Ogden, Denver, CO 80209, age 52.
               Managing Principal, Sovereign Financial Services, L.L.C. (investment consulting firm). Formerly (1981-1988), Executive Vice President, Captiva Corporation, Denver, Colorado (private investment management firm). Ph.D. in Finance (Arizona State University); Chartered Financial Analyst (CFA). Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

         PAUL R. KNAPP, 33 North LaSalle Street, Suite 1900, Chicago, IL 60602, age 52. Since 1991, Chairman, President, Chief Executive Officer and a director of Catalyst Institute (international public policy research organization focused primarily on financial markets and institutions). Since September 1997, President, Chief Executive Officer and a director of DST Catalyst, Inc. (international financial markets consulting, software and computer services company). Prior thereto (1991 - September 1997), Chairman, President, Chief Executive Officer and a director of Catalyst Consulting (international financial institutions business consulting firm). Prior thereto (1988-1991), President, Chief Executive Officer and a director of Kessler Asher Group (brokerage, clearing and trading firm). Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds
               Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

         HARRY T. LEWIS, JR., 370 17th Street, Suite 3560, Denver, CO 80202, age 64. Self-employed as a private investor. Formerly (1981-1988), Senior Vice President, Rocky Mountain Region, of Dain Bosworth Incorporated and member of that firm's Management Committee. Director of J.D. Edwards & Co. (computer software company) since 1995. Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

         WILLIAM SINCLAIRE, 3049 S. Perry Park Road, Sedalia, CO  80135, age
               69. President, Sinclaire Cattle Co., and private investor. Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

*        CRAIG D. CLOYED, 210 University Boulevard, Suite 900, Denver, CO
               80206, age 51. Vice President of Berger/BIAM Worldwide Funds Trust and Berger/BIAM Worldwide Portfolios Trust since their inception in May 1996. Vice President of Berger Omni Investment Trust since February 1997. Also, Senior Vice President (since January 1997), Vice President (August 1995 to January 1997) and Chief Marketing Officer (since August 1995) of Berger Associates, Inc., and President, CEO and a director of Berger Distributors, Inc., since its inception in May

               1996. Formerly (September 1989 to August 1995), Senior Vice President of INVESCO Funds Group (mutual funds).

    *    KEVIN R. FAY, 210 University Boulevard, Suite 900, Denver, CO  80206,
               age 42. Vice President, Secretary and Treasurer of Berger 100 Fund and Berger Growth and Income Fund since October 1991, of Berger Investment Portfolio Trust since its inception in August 1993, of Berger Institutional Products Trust since its inception in October 1995, of Berger/BIAM Worldwide Funds Trust and Berger/BIAM Worldwide Portfolios Trust since their inception in May 1996, and of Berger Omni Investment Trust since February 1997. Also, Senior Vice President-Finance and Administration (since January 1997), Vice President-Finance and Administration (September 1991 to January 1997), Secretary and Treasurer (since September 1991) of Berger Associates, and a director of Berger Distributors, Inc., since its inception in May 1996. Formerly, Financial Consultant (registered representative) with Neidiger Tucker Bruner, Inc. (broker-dealer) (October 1989 to September 1991) and Financial Consultant with Merrill Lynch, Pierce, Fenner & Smith, Inc. (October 1985 to October 1989).

----------------

* Interested person (as defined in the Investment Company Act of 1940) of the Fund and of the Fund's advisor or sub-advisor.

    The trustees of the Fund have adopted a trustee retirement age of 75 years.

TRUSTEE COMPENSATION

    The officers of the Fund received no compensation from the Fund during the fiscal year ended September 30, 1997. Effective February 14, 1997, the trustees shown in the table below, who also act as trustees of other Berger Funds, became the trustees of the Fund with shareholder approval. As the Fund's new trustees, those who are not interested persons of the advisor or the sub-advisor are compensated for their services according to a fee schedule allocated among the Berger Funds. Neither the officers of the Fund nor the trustees receive any form of pension or retirement benefit compensation from the Fund.

    Set forth below is information regarding compensation paid or accrued during the fiscal year ended September 30, 1997, for each current trustee of the Fund as a director or trustee of the Berger Funds.

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
       NAME AND POSITION             AGGREGATE              AGGREGATE
       WITH BERGER FUNDS         COMPENSATION FROM       COMPENSATION(1)
                                    THE FUND                 FROM
                                                       ALL BERGER FUNDS(2)
-----------------------------------------------------------------------------
Dennis E. Baldwin(3)                 $[    ]                $[    ]
-----------------------------------------------------------------------------
William M.B. Berger(3),(4)           $  0                   $  0
-----------------------------------------------------------------------------
Louis R. Bindner(3)                  $[    ]                $[    ]
-----------------------------------------------------------------------------
Katherine A. Cattanach(3)            $[    ]                $[    ]
-----------------------------------------------------------------------------
Lucy Black Creighton(3),(6)          $[    ]                $[    ]
-----------------------------------------------------------------------------
Paul R. Knapp(3)                     $[    ]                $[    ]
-----------------------------------------------------------------------------
Gerard M. Lavin(3),(4),(5)           $[    ]                $  0
-----------------------------------------------------------------------------
Harry T. Lewis(3)                    $[    ]                $[    ]
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Michael Owen(3)                      $[    ]                $[    ]
-----------------------------------------------------------------------------
William Sinclaire(3)                 $[    ]                $[    ]
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

Directors/Trustees as a Group        $____                  $_____
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------


* The persons named above were elected as trustees of the Fund effective February 14, 1997, and accordingly did not receive any compensation from the Fund prior to that date. The Fund's fiscal year end was changed from December 31 to September 30 after February 14, 1997. The Fund's former trustees who were not interested persons of the Fund received during the period January 1, 1997 to September 30, 1997, an aggregate of $900 in trustee compensation.

(1) Of the aggregate amounts shown for each trustee, the following amounts were deferred under applicable deferred compensation plans: Dennis E. Baldwin $[______]; Louis R. Bindner $[_______]; Katherine A. Cattanach $[_____]; Lucy Black Creighton $[________]; Michael Owen $[________]; William Sinclaire $[________].

(2) Includes the Berger 100 Fund, the Berger Growth and Income Fund, the Berger Investment Portfolio Trust (two series), the Berger Institutional Products Trust (all series), the Berger/BIAM Worldwide Portfolios Trust (all series), the Berger/BIAM Worldwide Portfolios Trust (all series) and the Berger Omni Investment Trust (including the Berger Small Cap Value Fund, which was added to the Berger Funds in February 1997).

(3) Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

(4) Interested person of the Fund or the Fund's Advisor or Sub-Advisor.

(5) President of Berger 100 Fund, Berger Growth and Income Fund, Berger Investment Portfolio Trust, Berger/BIAM Worldwide Portfolios Trust, Berger/BIAM Worldwide Funds Trust and Berger Omni Investment Trust.

(6) Resigned as a director and trustee effective November 1997.

    Trustees may elect to defer receipt of all or a portion of their fees pursuant to a fee deferral plan adopted by certain of the Berger Funds. Under the plan, deferred fees are credited to an account and adjusted thereafter to reflect the investment experience of whichever of the Berger Funds (or approved money market funds) is designated by the trustee for this purpose. Pursuant to an SEC exemptive order, those Berger Funds that have adopted the plan are permitted to purchase shares of the designated funds in order to offset their obligation to the trustees participating in the plan. Purchases made pursuant to the plan are excepted from any otherwise applicable investment restriction limiting the purchase of securities of any other investment company. The obligation of a Berger Fund to make payments of deferred fees under the plan is a general obligation of that fund.

    As of November ____, 1997, the current officers and trustees of the Fund as a group owned of record or beneficially [less than 1%] of the outstanding shares of the Fund.

4.  INVESTMENT ADVISOR

INVESTMENT ADVISOR

    The investment advisor to the Fund is Berger Associates, Inc. (the "Advisor" or "Berger Associates"), 210 University Boulevard, Suite 900, Denver, CO 80206. Berger Associates became the Fund's investment advisor on February 14, 1997, following shareholder approval of a new Investment Advisory Agreement between the Fund and the Advisor. The Advisor is responsible for managing the investment operations of the Fund and the composition of its investment portfolio. The Advisor is permitted to engage a sub-advisor for the Fund. The Advisor also acts as the Fund's administrator and is responsible for such functions as monitoring the Fund's compliance with all applicable federal and state laws.

    The Advisor has been in the investment advisory business for over 20 years. It serves as investment advisor or sub-advisor to mutual funds and institutional investors and had assets under management of more than $[____ billion] as of November ____, 1997. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 87% of the outstanding shares of the Advisor. KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary The Kansas City Southern Railway Company, and financial asset management businesses. KCSI also owns approximately 41% of the outstanding shares of DST Systems, Inc. ("DST"), a publicly traded information and transaction processing company which acts as the Fund's sub-transfer agent.

THE SUB-ADVISOR

    Perkins, Wolf, McDonnell & Company (the "Sub-Advisor" or "PWM"), 53 West Jackson Boulevard, Suite 818, Chicago, Illinois 60604, has been engaged as the Fund's investment sub-advisor. The Sub-Advisor was organized in 1980 under the name Mac-Per-Wolf Co. to operate as a securities broker-dealer. In
September 1983, it changed its name to Perkins, Wolf, McDonnell & Company. The Sub-Advisor is a member of the National Association of Securities Dealers, Inc. (the "NASD") and, in 1984, became registered as an investment adviser with the SEC.

    PWM was the Fund's investment advisor from the date the Fund commenced operations in 1985 to February 1997. PWM became the investment sub-advisor to the Fund on February 14, 1997, following shareholder approval of a new Sub-Advisory Agreement between the Advisor and the Sub-Advisor.

    Robert H. Perkins is the individual who is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Perkins has held such responsibility and has been employed by the Sub-Advisor since the Fund commenced operations in 1985. Mr. Perkins owns 49% of the Sub-Advisor's outstanding common stock and serves as President and a director of the Sub-Advisor. Gregory
E. Wolf owns 20% of the Sub-Advisor's outstanding common stock and serves as Treasurer and a director of the Sub-Advisor.

INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT

    Under the Investment Advisory Agreement between the Advisor and the Fund, the Advisor is responsible for managing the investment operations of the Fund and the composition of its investment portfolio. Under the Investment Advisory Agreement, the Advisor is compensated for its services to the Fund by the payment of a fee at the annual rate of 0.90% (.90 of 1%) of the average daily net assets of the Fund.

    The Investment Advisory Agreement will continue in effect until April 1998, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees of the Fund who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Fund or the Advisor or Sub-Advisor. The Agreement is subject to termination by the Fund or the Advisor on 60 days' written notice, and terminates automatically in the event of its assignment.

    Under the Sub-Advisory Agreement between the Advisor and the Sub-Advisor, the Sub-Advisor is responsible for day-to-day investment management of the Fund. The Sub-Advisor manages the investments in the Fund and determines what securities and other investments will be acquired, held or disposed of, consistent with the investment objective and policies established by the trustees of the Fund. The Fund pays no fees directly to the Sub-Advisor. The Sub-Advisor will receive from the

Advisor a fee at the annual rate of 0.90% of the first $75 million of average daily net asset of the Fund, 0.50% of the next $125 million, and 0.20% of any amounts in excess of $200 million.

    The Sub-Advisory Agreement will continue in effect until April 1998, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees of the Fund who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Fund or the Advisor or the Sub-Advisor. The Sub-Advisory Agreement is subject to termination by the Fund or the Sub-Advisor on 60 days' written notice, and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement.

OTHER ARRANGEMENTS BETWEEN THE ADVISOR AND SUB-ADVISOR

    The Advisor and Sub-Advisor entered into an Agreement, dated November 18, 1996 (the "November 18 Agreement"), under which, among other things, the Sub-Advisor agreed that, so long as Berger acts as the Fund's Advisor and PWM provides sub-advisory or other services in connection with the Fund, the Sub-Advisor will not manage or provide advisory services to any registered investment company that is in direct competition with the Fund.

    The November 18 Agreement also provides that at the end of the first five years under the Sub-Advisory Agreement (or at such earlier time if the Sub-Advisory Agreement is terminated or not renewed by the trustees other than for cause), Berger and PWM will enter into a consulting agreement for PWM to provide consulting services to Berger with respect to the Fund, subject to any requisite approvals under the Investment Company Act of 1940. Under the Consulting Agreement, PWM would provide training and assistance to Berger analysts and marketing support appropriate to the Fund and would be paid a fee at an annual rate of 0.10% of the first $100 million of average daily net assets of the Fund, 0.05% of the next $100 million and 0.02% on any part in excess of $200 million. No part of the consulting fee would be borne by the Fund.


TRADE ALLOCATIONS

    Investment decisions for the Fund and other accounts advised by the Advisor are made independently with a view to achieving each of their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. However, certain investments may be appropriate for the Fund and one or more such accounts. If the Fund and other accounts advised by the Advisor are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions averaged as to price and allocated equitably to the Fund and each participating account. While in some cases, this policy might adversely affect the price paid or received by the Fund or other participating accounts, or the size of the position obtained or liquidated, the Advisor will aggregate orders if it believes that coordination of orders and the ability to participate in volume transactions will result in the best overall combination of net price and execution.

RESTRICTIONS ON PERSONAL TRADING

    Berger Associates and PWM each permit their directors, officers, employees and other access persons (as defined below) ("covered persons") to purchase and sell securities for their own accounts in accordance with provisions governing personal investing in their respective firm Codes of Ethics. The Codes require all covered persons to conduct their personal securities transactions in a manner which does not operate adversely to the interests of the Fund or the firms' other advisory clients. Directors and officers of the firms (including those who also serve as trustees of the Fund), investment personnel and other designated covered persons deemed to have access to current trading information ("access persons") are required to pre-clear all transactions in securities not otherwise exempt under the relevant Code. Requests for authority to trade will be denied pre-clearance when, among other reasons, the proposed personal transaction would be contrary to the provisions of the relevant Code or would be deemed to adversely affect any transaction then known to be under consideration for or currently being effected on behalf of any client account, including the Fund.

    In addition to the pre-clearance requirements described above, the Codes subject those covered persons deemed to be access persons to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the relevant Code. Those covered persons also may be required under certain circumstances to forfeit their profits made from personal trading. The Codes are administered by the respective firms and the provisions of the Codes are subject to interpretation by and exceptions authorized by their respective boards of directors.

5.  EXPENSES OF THE FUND

    Under the Investment Advisory Agreement, the Fund has agreed to compensate Berger Associates for its investment advisory services to the Fund by the payment of a fee at the annual rate of 0.90% (.90 of 1%) of the average daily net assets of the Fund. The fee is accrued daily and payable monthly.

    In addition to paying an investment advisory fee to Berger Associates, the Fund pays all of its expenses not assumed by Berger Associates, including, but not limited to, custodian and transfer agent fees, legal and accounting expenses, administrative and record keeping expenses, interest charges, federal and state taxes, costs of share certificates, expenses of shareholders' meetings, compensation of trustees who are not interested persons of Berger Associates, expenses of printing and distributing reports to shareholders and federal and state administrative agencies, and all expenses incurred in connection with the execution of its portfolio transactions, including brokerage commissions on purchases and sales of portfolio securities, which are considered a cost of securities of the Fund. The Fund also pays all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer or sale of shares of the Fund, including, but not limited to, all costs involved in preparing and printing prospectuses for shareholders of the Fund.

    Under a separate Administrative Services Agreement with respect to the Fund, Berger Associates performs certain administrative and recordkeeping services not otherwise performed by the Fund's custodian and recordkeeper, including the preparation of financial statements and reports to be filed with the Securities and Exchange Commission and state regulatory authorities. The Fund pays Berger Associates a fee at an annual rate of 0.01% (1/100 of 1%) of its average daily net assets for such services. These fees are in addition to the investment advisory fees paid under the Investment Advisory Agreement. The administrative services fees may be changed by the trustees without shareholder approval.

    The following table shows the advisory fees and administrative services fees paid by the Fund for the periods indicated.

                             BERGER SMALL CAP VALUE FUND


--------------------------------------------------------------------------------
Fiscal Year Ended  Investment      Administrative    Advisory Fee   TOTAL
September 30,*     Advisory Fee    Service Fee       Waiver
--------------------------------------------------------------------------------
1997*                                                $   0
--------------------------------------------------------------------------------
1996**             $ 325,488       $   0             $   0          $ 325,488
--------------------------------------------------------------------------------
1995**             $ 275,236       $   0             $   0          $ 275,236
--------------------------------------------------------------------------------

* On February 14, 1997, new fee arrangements came into effect for the Fund with shareholder approval, at which time Berger Associates became the Fund's advisor and PWM, the Fund's former investment advisor, became the Fund's sub-advisor. The Fund's fiscal year end was changed from December 31 to September 30 following February 14, 1997.

** Under the Investment Advisory Agreement in effect for the Fund until February 14, 1997, the Fund paid an advisory fee to PWM at an annual rate of 1.00% of the Fund's average daily net assets.

          The Fund has appointed Investors Fiduciary Trust Company ("IFTC"), 127
W. 10th Street, Kansas City, MO 64105, as its recordkeeping and pricing agent. In addition, IFTC also serves as the Fund's custodian, transfer agent and dividend disbursing agent. IFTC has engaged DST as sub-agent to provide transfer agency and dividend disbursing services for the Fund. As noted in the previous section, approximately 41% of the outstanding shares of DST are owned by KCSI. The addresses and telephone numbers for DST set forth in the Prospectus and this SAI should be used for correspondence with the transfer agent.

          As recordkeeping and pricing agent, IFTC calculates the daily net asset value of the Fund and performs certain accounting and recordkeeping functions required by the Fund. The Fund pays IFTC a monthly base fee plus an asset-based fee. IFTC is also reimbursed for certain out-of-pocket expenses.

          IFTC, as custodian, and its subcustodians have custody and provide for the safekeeping of the Fund's securities and cash, and receive and remit the income thereon as directed by the management of the Fund. The custodian and subcustodians do not perform any managerial or policy-making functions for the Fund. For its services as custodian, IFTC receives an asset-based fee plus certain transaction fees and out-of-pocket expenses. Under the Custodian Agreement in effect for the Fund until January 1, 1997, PWM, the Fund's then investment advisor, acted as the Fund's custodian and was not compensated under that Agreement other than by the reimbursement of its costs in providing such services.

          As transfer agent and dividend disbursing agent, IFTC (through DST, as sub-agent) maintains all shareholder accounts of record; assists in mailing all reports, proxies and other information to the Fund's shareholders; calculates the amount of, and delivers to the Fund's shareholders, proceeds representing all dividends and distributions; and performs other related services. For these services, IFTC receives a fee from the Fund at an annual rate of $15.65 per open Fund shareholder account, subject to scheduled increases, plus certain transaction fees and fees for closed accounts, and is reimbursed for out-of-pocket expenses, which fees in turn are passed through to DST as sub-agent.
          All of IFTC's fees are subject to reduction pursuant to an agreed upon formula for certain earnings credits on the cash balances of the Fund. The following table shows gross fees, earnings credits and net fees paid to IFTC for the fiscal year ended September 30, 1997, for the Fund.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              GROSS FEES          EARNINGS        NET FEES PAID
                             PAYABLE TO IFTC        CREDITS         TO IFTC
                                                RECEIVED FROM
                                                     IFTC
--------------------------------------------------------------------------------

Berger Small Cap
Value Fund *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Covers the period January 1, 1997, to September 30, 1997.

OTHER EXPENSE INFORMATION

          The trustees of the Fund have authorized portfolio transactions to be placed on an agency basis through DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS. DSTS may be considered an affiliate of Berger Associates due to the ownership interest of KCSI in both DSTS and Berger Associates.

          The Fund and/or its Advisor may enter into arrangements with certain brokerage firms and other companies(such as recordkeepers and administrators) to provide administrative services (such as sub-transfer agency, recordkeeping, shareholder communications, sub-accounting and/or other services) to investors purchasing shares of the Fund through those firms or companies. The Fund's Advisor or the Fund (if approved by its trustees) may pay fees to these companies for their services. These companies may also be appointed as agents for or authorized by the Fund to accept on its behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.

DISTRIBUTOR

          The distributor (principal underwriter) of the Fund's shares is Berger Distributors, Inc. (the "Distributor"), 210 University Blvd., Suite 900, Denver, CO 80206. The Distributor may be reimbursed by Berger Associates for its costs in distributing the Fund's Institutional Shares.

6.        BROKERAGE POLICY

          Although the Fund retains full control over its own investment policies, under the terms of its Investment Advisory Agreement, Berger Associates is directed to place the portfolio transactions of the Fund. A report on the placement of brokerage business is given to the trustees of the Fund every quarter, indicating the brokers with whom Fund portfolio business was placed and the basis for such placement. The brokerage commissions paid by the Fund during the past three fiscal years were as follows:

                                BROKERAGE COMMISSIONS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    Fiscal Year   Fiscal Year    Fiscal Year
                                       Ended          Ended         Ended
                                   September 30, December 31,    December 31,
                                      1997(1)         1996          1995
--------------------------------------------------------------------------------

  BERGER SMALL CAP VALUE FUND                      $  306,562     $  342,121
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) The Fund's fiscal year end was changed from December 31 to September 30 during 1997. Accordingly, this covers the period from January 1, 1997 to September 30, 1997.

          The Investment Advisory Agreement between the Fund and Berger Associates authorizes and directs Berger Associates to place portfolio transactions for the Fund only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates. However, the Agreement specifically authorizes Berger Associates to place such transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Berger Associates determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of Berger Associates.

          In accordance with this provision of the Agreement, Berger Associates places portfolio brokerage business of the Fund with brokers who provide useful research services to Berger Associates. Such research services include computerized stock quotation and trading services, fundamental and technical analysis data and software, broker and other third-party equity research, computerized stock market and business news services, economic research and account performance data. During the fiscal year ended September 30, 1997, of the brokerage commissions paid by the Fund,$____________ were paid to brokers who agreed to provide to the Fund selected research services prepared by the broker or subscribed or paid for by the broker on behalf of the Fund. Those services included a service used by the independent trustees of the Fund in reviewing the Investment Advisory Agreement.

          The research services received from brokers are often helpful to Berger Associates in performing its investment advisory responsibilities to the Fund, but they are not essential, and the availability of such services from brokers does not reduce the responsibility of Berger Associates' advisory personnel to analyze and evaluate the securities in which the Fund invests. The research services obtained as a result of the Fund's brokerage business also will be useful to Berger Associates in making investment decisions for its other advisory accounts, and, conversely, information obtained by reason of placement of brokerage business of such other accounts may be used by Berger Associates in rendering investment advice to the Fund. Although such research services may be deemed to be of value to Berger Associates, they are not expected to decrease the expenses that Berger Associates would otherwise incur in performing its investment advisory services for the Fund nor will the advisory fees that are received by Berger Associates from the Fund be reduced as a result of the availability of such research services from brokers.

          Under the Investment Advisory Agreement in effect until February 14, 1997, the advisor was permitted to place the Fund's brokerage with affiliated brokers, subject to adhering to certain procedures adopted by the trustees and subject to obtaining prompt execution or orders at the most favorable net price. All the brokerage commissions shown in the Brokerage Commissions table above for the fiscal years ended December 31, 1995 and 1996, and $______ of the brokerage commissions shown in the table for the fiscal year ended September 30, 1997, were paid to PWM, which is also a registered broker-dealer.

          On February 14, 1997, new arrangements for the Berger Small Cap Value Fund came into effect with shareholder approval and since that time, the trustees have not authorized the Fund's brokerage to be placed with any broker or dealer affiliated with the Advisor or Sub-Advisor, except through DSTS under the circumstances described immediately below.

          The trustees of the Fund have authorized portfolio transactions to be placed on an agency basis through DSTS, a wholly-owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS. DSTS may be considered an affiliate of Berger Associates due to the ownership interest of KCSI in both DSTS and Berger Associates.

          In selecting broker and dealers and in negotiating commissions, the Fund's Advisor considers a number of factors, including among others: the Advisor's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; and research products or services provided. The trustees of the Fund have also authorized sales of shares of the Fund by a broker-dealer and the recommendations of a broker-dealer to its customers that they purchase Fund shares to be considered as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, payments made by brokers to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which it would otherwise be obligated to pay may also be considered.
In placing portfolio business with any such broker or dealer, the Advisor of the Fund will seek the best execution of each transaction.

7.        Purchase of Shares in the Fund
          ------------------------------
          Minimum Initial Investment
          for Institutional Shares:                                  $100,000.00

          Shares in the Fund may be purchased at the relevant net asset value without a sales charge. The minimum initial investment for Institutional Shares of the Fund is $100,000. (This requirement is not applicable to shareholders who purchased shares prior to February 14, 1997, who met the initial investment minimum in effect for the Fund at the time of their initial purchase.) To purchase shares in the Fund, simply complete the application form enclosed with the Prospectus and mail it to the Fund in care of DST Systems, Inc., the Fund's transfer agent, as follows:

          Berger Funds
          c/o DST Systems, Inc.
          P.O. Box 419958
          Kansas City, MO  64141

          Payment for shares purchased may be made by wire, electronic funds transfer or mail. All purchase orders are effected at the relevant net asset value per share of the Fund next determined after receipt of the purchase order, completed application and payment. A purchase order, together with payment in proper form, received by the Fund, its authorized agent or designee prior to the close of the New York Stock Exchange (the "Exchange") on a day the Fund is open for business will be effected at that day's net asset value. An order received after that time will be effected at the net asset value determined on the next business day.

          Additional investments may be made at any time by mail, telephone (1-800-960-8427) or online (www.bergerfunds.com) at the relevant net asset value by calling or writing the Fund and making payment by wire or electronic funds transfer as outlined above. Unless effected through an Automatic Investment Plan, subsequent purchases by shareholders must be in the minimum amount of $1,000.

          In addition, Fund shares may be purchased through certain broker-dealers that have established mutual fund programs and certain other organizations connected with pension and retirement plans. These broker-dealers and other organizations may charge investors a transaction or other fee for their services, may require different minimum initial and subsequent investments than the Fund and may impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. Fees charged by these organizations will have the effect of reducing a shareholder's total return on an investment in Fund shares. No such charge will apply to an investor who purchases Fund shares directly from the Fund as described above.

          Procedures for purchasing, selling (redeeming) and exchanging Fund shares by telephone and online are described in the Prospectus. The Fund may terminate or modify those procedures and related requirements at any time, although shareholders of the Fund will be given notice of any termination or
material modification.   Berger Associates may, at its own risk, waive certain
of those procedures and related requirements.

8.        NET ASSET VALUE

          The net asset value of the Fund is determined once daily, at the close of the regular trading session of the Exchange (normally 4:00 p.m., New York time, Monday through Friday) each day that the Exchange is open. The Exchange is closed and the net asset value of the Fund is not determined on weekends and on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day each year. The per share net asset value of the Institutional Shares is determined by dividing the Institutional Shares' pro rata portion of the total value of the Fund's securities and other assets, less the Institutional Shares' pro rata portion of the Fund's liabilities and the liabilities attributable to the Institutional Shares, by the total number of Institutional Shares outstanding.

          In determining net asset value, securities listed or traded primarily on national exchanges, The Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at the mean of their current bid and asked prices. Securities that are traded in the over-the-counter market are valued at the mean between their current bid and asked prices. The market value of individual securities held by the Fund will be determined by using prices provided by pricing services which provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Short-term money market securities maturing within 60 days are valued on the amortized cost basis, which approximates market value. All assets and liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers shortly before the close of the Exchange. Securities and assets for which quotations are not readily available are valued at fair values determined in good faith pursuant to consistently applied procedures established by the trustees.

          Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the net asset value of the shares of the Fund are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees.

          The Fund's securities may be listed primarily on foreign exchanges or over-the-counter dealer markets which may trade on days when the Exchange is closed (such as a customary U.S. holiday) and on which the Fund's net asset value is not calculated. As a result, the net asset value of the Fund may be significantly affected by such trading on days when shareholders cannot purchase or redeem shares of the Fund.


9.        Income Dividends, Capital Gains
          Distributions and Tax Treatment
          -------------------------------

          This discussion summarizes certain U.S. federal income tax issues relating to the Fund. As a summary, it is not an exhaustive discussion of all possible tax ramifications. Accordingly, shareholders are urged to consult with their tax advisors with respect to their particular tax consequences.

          TAX STATUS OF THE FUND. If the Fund meets certain investment and distribution requirements, it will be treated as a "regulated investment company" (a "RIC") under the Internal Revenue Code and will not be subject to federal income tax on earnings that it distributes in a timely manner to shareholders. It also may be subject to an excise tax on undistributed income if it does not meet certain timing requirements for distributions. The Fund intends to qualify as a RIC annually and to make timely distributions in order to avoid income and excise tax liabilities.

          TAX ON FUND DISTRIBUTIONS. With certain exceptions provided by law, the Fund will report annually to the Internal Revenue Service and to each shareholder information about the tax treatment of the shareholder's distributions. Dividends paid by the Fund, whether received in cash or reinvested in additional Fund shares, will be treated as ordinary income to the shareholders. Distributions of net capital gain, whether received in cash or reinvested in Fund shares, will be taxable to the shareholders, but the rate of tax may vary depending upon the Fund's holding periods in the assets whose sale resulted in the capital gain. Dividends and distributions that are declared in October, November or December but not distributed until the following January will be considered to be received by the shareholders on December 31.

          In general, net capital gains from assets held by the Fund for more than 18 months will be subject to a maximum tax rate of 20%; net capital gains from assets held for more than one year but no more than 18 months will be subject to a maximum tax rate of 28%; and net capital gains from assets held for one year or less will be taxed as ordinary income. In general, shareholders will be subject to these capital gains rules regardless of how long they have held Fund shares, but recent changes in the law governing taxation of capital gains may alter the applicable tax treatment. It is expected that the Treasury Department will issue guidance about how the changes in the capital gains tax rules will apply to shareholders of RICs.

          If the Fund's distributions for a taxable year exceeds its tax earnings and profits available for distribution, all or a portion of its distributions may be treated as a return of capital or as capital gains. To the extent a distribution is treated as a return of capital, a shareholder's basis in his or her Fund shares will be reduced by that amount.

          If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or if a shareholder's checks remain uncashed for six months, the Fund reserves the right to reinvest the amount distributed in additional Fund shares at the then-current NAV and to convert the shareholder's distribution option from receiving cash to having all dividend and other distributions reinvested in additional shares. In addition, no interest will accrue on amounts represented by uncashed distribution or redemption checks.

          TAX ON REDEMPTIONS OF FUND SHARES. Shareholders may be subject to tax on the disposition of their Fund shares. In general, such dispositions may give rise to a capital gain or loss, the treatment of which will depend on the shareholder's holding period in the Fund shares. Tax laws may prevent the deduction of a loss on the sale of Fund shares if the shareholder reinvests in the Fund shortly before or after the sale giving rise to the loss. Any loss on the redemption or other sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distribution received on the shares.

          INCOME FROM FOREIGN SOURCES. Dividends and interest received by the Fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries, although these taxes may be reduced by applicable tax treaties. Foreign taxes will generally be treated as expenses of the Fund, unless the Fund has more than 50% of its assets invested in foreign corporate securities at the end of the Fund's taxable year. In that case, shareholders of the Fund may be able to deduct (as an itemized deduction) or claim a foreign tax credit for their share of foreign taxes, subject to limitations prescribed in the tax law.

          If the Fund invests in a foreign corporation that is a passive foreign investment company (a "PFIC"), special rules apply that may affect the tax treatment of gains from the sale of the stock and may cause the Fund to incur IRS interest charges. The Fund may make appropriate tax elections to mitigate the tax effects of owning PFIC stock, including elections to "mark-to-market" PFIC shares each year. The mark-to-market regime may increase or decrease the Fund's distributable income.

          INCOME FROM CERTAIN TRANSACTIONS. Some or all of the Fund's investments may include transactions that are subject to special tax rules. Transactions involving foreign currencies may give rise to gain or loss that could affect the Fund's ability to make ordinary dividend distributions. Investment in certain financial instruments, such as options, futures contracts and forward contracts, may require annual recognition of unrealized gains and losses. Transactions that are treated as "straddles" may affect the character and/or timing of other gains and losses of the Fund. If the Fund enters into a transaction (such as a "short sale") that reduces the risk of loss on an appreciated financial position that it already holds, the entry into the transaction may constitute a constructive sale and require immediate recognition of gain.

          BACKUP WITHHOLDING. In general, if a shareholder is subject to backup withholding, the Fund will be required to withhold federal income tax at a rate of 31% from distributions to that shareholder. These payments are creditable against the shareholder's federal income tax liability.

          FOREIGN SHAREHOLDERS. Foreign shareholders of the Fund generally will be subject to a 30% U.S. withholding tax on dividends paid by the Fund from ordinary income and short-term capital gain, although the rate may be reduced by a tax treaty. If a foreign shareholder dies while owning Fund shares, those shares may be subject to U.S. estate taxes.

10.       SUSPENSION OF REDEMPTION RIGHTS

          The right of redemption may be suspended for any period during which the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted, or when there is an emergency as determined by the Securities and Exchange Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

          The Fund intends to redeem its shares only for cash, although it retains the right to redeem its shares in-kind under unusual circumstances, in order to protect the interests of the remaining shareholders, by the delivery of securities selected from its assets at its discretion. The Fund is, however, governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. For purposes of this threshold, each underlying account holder whose shares are held of record in certain omnibus accounts is treated as one shareholder. Should redemptions by any shareholder during any 90-day period exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder generally will incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemption in-kind will be the same as the method of valuing portfolio securities described under Section 8.

11.       PLANS AND PROGRAMS

          The Fund offers several tax-qualified retirement plans for individuals, businesses and non-profit organizations, including a Profit-Sharing Plan, a Money Purchase Pension Plan, an Individual Retirement Account (IRA), a Roth IRA and a 403(b) Custodial Account for adoption by employers and individuals who wish to participate in such Plans. For information on retirement plans offered by the Fund, please call 1-800-706-0539 or write to the Fund, c/o Berger Associates, P.O. Box 5005, Denver, CO 80217. Trustees for 401(k) or other existing plans interested in utilizing Fund shares as an investment or investment alternative in their plans should contact the Fund at 1-800-960-8427.

          The Fund also offers an Automatic Investment Plan (minimum $100 per monthly or quarterly investment) and a Systematic Withdrawal Plan (for shareholders who own shares of the Fund worth at least $5,000; minimum of $50 withdrawn monthly, quarterly, semiannually or annually). Forms for these plans may be obtained by writing to the Fund, c/o DST Systems, Inc., P.O. Box 419958, Kansas City, MO 64141, or call 1-800-960-8427.

12.       EXCHANGE PRIVILEGE

          Any shareholder may exchange any or all of the shareholder's shares in the Fund, subject to stated minimums, for shares of any of the other available Berger Funds, without charge, after receiving a current prospectus of the other fund. Exchanges into or out of the Fund are made at the net asset value per share next determined after the exchange request is received. Each exchange represents the sale of shares from one fund and the purchase of shares in another, which may produce a gain or loss for Federal income tax purposes. An exchange of shares may be made by written request directed to DST Systems, Inc., by telephoning the Fund at 1-800-960-8427 or by contacting the Fund online at www.bergerfunds.com. This privilege is revocable by the Fund, and is not available in any state in which the shares of the Berger Fund being acquired in the exchange are not eligible for sale. Shareholders automatically have telephone and online transaction privileges to authorize exchanges unless they specifically decline this service in the account application or in writing.

13.       PERFORMANCE INFORMATION

          The Prospectus contains a brief description of how total return is calculated.

          Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years, or for the period since the Fund's registration statement became effective, if shorter. These are the rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

          Shares of the Fund had no class designations until February 14, 1997, when all of the then-existing shares were designated as Institutional Shares and the Fund commenced offering another class of shares. Total return of the Institutional Shares and other classes of shares of the Fund will be calculated separately. Because each class of shares is subject to different expenses, the performance of each class for the same period will differ.

          For the 1-year, 3-year and 5-year periods ending September 30, 1997, and for the period from October 21, 1987 (date of first public offering) through September 30, 1997, the average annual total returns for the Fund were [______]%, [______]%, [______]% and [______]%, respectively.

14.       ADDITIONAL INFORMATION

          The Fund was originally organized in November 1984 as a Delaware corporation. In May 1990, the Fund was reorganized from a Delaware corporation into a Massachusetts business trust known as The Omni Investment Fund (the "Trust"). Pursuant to the Fund's reorganization, the Fund as a series of the Trust assumed all of the assets and liabilities of the Fund as a Delaware corporation, and Fund shareholders received shares of the Massachusetts business trust equal both in number and net asset value to their shares of the Delaware corporation. All references in this SAI to the Fund and all financial and other information about the Fund prior to such reorganization are to the Fund as a Delaware corporation. All references after such reorganization are to the Fund as a series of the Trust. On February 14, 1997, the name of the Trust was changed to Berger Omni Investment Trust and the name of the Fund was changed to the Berger Small Cap Value Fund.

          The Trust is authorized to issue an indefinite number of shares of beneficial interest having a par value of $0.01 per share, which may be issued in any number of series. Currently, the Fund is the only series established under the Trust, although others may be added in the future. The shares of each series of the Trust are permitted to be divided into classes. Currently, the Fund issues two classes of shares: The Institutional Shares, to which this SAI relates, are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals, who are willing to maintain a minimum account balance of $100,000. Institutional Shares are also made available for purchase and dividend reinvestment to all holders of the Fund's shares as of February 14, 1997, when all the Fund's then outstanding shares were designated as Institutional Shares, subject to a minimum account balance requirement of $500. A separate class of shares, Investor Shares, are offered through a separate prospectus and statement of additional information and are available to the general public, subject to the Fund's regular minimum investment requirements as specified in that prospectus (currently $2,000 minimum initial investment).

          Under the Fund's Declaration of Trust, each trustee will continue in office until the termination of the Trust or his or her earlier death, resignation, incapacity, retirement or removal.

Vacancies will be filled by a majority vote of the remaining trustees, subject to the provisions of the Investment Company Act of 1940. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the Investment Company Act of 1940. Subject to the foregoing, shareholders have the power to vote for the election and removal of trustees, to terminate or reorganize the Trust, to amend the Declaration of Trust, and on any other matters on which a shareholder vote is required by the Investment Company Act of 1940, the Declaration of Trust, the Trust's bylaws or the trustees.

          Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held on matters submitted to a vote of shareholders. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so, and in such event the holders of the remaining shares will not be able to elect any person as a trustee.

          Shares of the Fund are fully paid and non-assessable when issued. Dividends, distributions and the residual assets of the Fund in the event of liquidation are distributed to shareholders equally for each outstanding share of the Fund, subject to any applicable distinctions by class. Shares of the Fund have no preemptive rights. Fund shares have no subscription rights or conversion rights, except that shareholders of any class of the Fund may convert their shares into shares of any other class of the Fund in the event and only in the event the shareholder ceases to be eligible to purchase or hold shares of the original class, or becomes eligible to purchase shares of a different class, by reason of a change in the shareholder's status under the conditions of eligibility in effect for such class at that time. Shares of the Fund may be transferred by endorsement or stock power as is customary, but the Fund is not required to recognize any transfer until it is recorded on the books.

          Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the trustees. The Fund's Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Accordingly, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The trustees intend to conduct the operations of the Fund to avoid, to the extent possible, liability of shareholders for liabilities of the Fund.

MORE ON SPECIAL FUND STRUCTURE

          The Fund has divided its shares into classes and has two classes of shares outstanding, the Institutional Shares covered by this SAI and the Investor Shares offered through a separate prospectus and statement of additional information. The Fund implemented its multi-class structure by adopting a Rule 18f-3 Plan under the 1940 Act permitting it to issue its shares in classes. The Fund's Rule 18f-3 Plan governs such matters as class features, dividends, voting, allocation of income and expenses between classes, exchange and trustee monitoring of the Plan. Each class is subject to such investment minimums and other conditions of eligibility as are set forth in the relevant
prospectus for the class, as it may be amended from time to time.   Investor
Shares are made available to the general public and bear a 0.25% 12b-1 fee. Information concerning Investor Shares is available from the Fund at 1-800-[706-0539].

          Subject to the Trust's Declaration of Trust and any other applicable provisions, the trustees of the Trust have the authority to create additional classes, or change existing classes, from time to time, in accordance with Rule 18f-3 under the Act.

PRINCIPAL SHAREHOLDERS

          Insofar as the management of the Fund is aware, as of __________, 1997, no person owned, beneficially or of record, more than 5% of the outstanding shares of the Fund, except for the following:

--------------------------------------------------------------------------------
OWNER                                             PERCENTAGE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) Constitutes [_____]% of the Fund's total outstanding shares.

(2) Constitutes [_____]% of the Fund's total outstanding shares.

(3) Constitutes [_____]% of the Fund's total outstanding shares.

          According to information provided by Schwab and Fidelity, Schwab and Fidelity hold such shares as nominee for the beneficial owners of such shares (none of whom own more than 5% of any of the Fund's outstanding shares), and with respect to such shares, Schwab and Fidelity have no investment discretion and, as nominee holders, only limited discretionary voting power.

DISTRIBUTION

          The Distributor is the principal underwriter of the Fund's shares.
The Distributor is a wholly-owned subsidiary of Berger Associates. The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.
The Distributor acts as the agent of the Fund in connection with the sale of its shares in all states in which the shares are eligible for sale and in which the Distributor is qualified as a broker-dealer.

          The Trust, on behalf of the Fund, and the Distributor are parties to a Distribution Agreement that continues through April 1998, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees of the Trust who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Trust or the Distributor. The Distribution Agreement is subject to termination by the Trust or the Distributor on 60 days' prior written notice, and terminates automatically in the event of its assignment. Under the Distribution Agreement, the Distributor continuously offers the Fund's shares and solicits orders to purchase Fund shares at net asset value. The Distributor is not compensated for its services under the Distribution Agreement, but may be reimbursed by Berger Associates for its costs in distributing Fund shares.

OTHER INFORMATION

          Davis, Graham & Stubbs LLP, 370 Seventeenth Street, Denver, Colorado, acts as counsel to the Fund.

          Price Waterhouse LLP, 950 Seventeenth Street, Denver, Colorado, acted as independent accountants for the Fund for the fiscal year ended September 30, 1997.

          The Fund has filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities of the Fund of which this SAI is a part. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL INFORMATION

          The statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Fund for the period from January 1, 1997, through September 30, 1997, and for the year ended December 31, 1996, are incorporated by reference into this SAI from the Annual Report to Shareholders dated September 30, 1997, for the Fund. The Report of Independent Accountants, dated November 11, 1997, covering the foregoing statements at September 30, 1997, or for the period from January 1, 1997, through September 30, 1997, is also incorporated by reference into this SAI from the Annual Report to Shareholders dated September 30, 1997. A copy of the 1997 Annual Report for the Fund is enclosed with this SAI.

          The report of the Fund's prior independent accountants covering the foregoing statements at December 31,1996, or for the fiscal year ended December 31, 1996, and additionally covering the Fund's financial highlights for the fiscal years ended December 31, 1995, 1994 and 1993, are incorporated by reference into this SAI from the Annual Report to Shareholders for the Fund for the fiscal year ended December 31, 1996. A copy of that Annual Report may be obtained upon request without charge by calling the Fund at 1-800-333-1001.

                                      APPENDIX A


HIGH-YIELD/HIGH RISK CONVERTIBLE BONDS

     The Fund may invest in convertible securities of any quality, including unrated securities or securities rated below investment grade (Ba or lower by Moody's, BB or lower by S&P). However, the Fund will not purchase any security in default at the time of purchase. The Fund will not invest more than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade.

     Securities rated below investment grade are subject to greater risk that adverse changes in the financial condition of their issuers or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of their issuers to make payments of interest and principal or dividends. The market prices of lower grade securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to economic changes or individual corporate developments. Periods of economic uncertainty and change can be expected to result in volatility of prices of these securities. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by poor economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high-yield/high-risk bonds. In the event of an unanticipated default, the Fund will experience a reduction in its income and could expect a decline in the market value of the securities affected. The prices of these securities may be more volatile and the markets for them may be less liquid than those for higher-rated securities.

     Unrated securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Unrated securities will be included in the Fund's percentage limits for investments rated below investment grade, unless the Fund's sub-advisor deems such securities to be the equivalent of investment grade. If securities purchased by the Fund are downgraded following purchase, or if other circumstances cause the Fund to exceed its percentage limits on assets invested in securities rated below investment grade, the trustees of the Fund, in consultation with the Fund's sub-advisor, will determine what action, if any, is appropriate in light of all relevant circumstances.

     Relying in part on ratings assigned by credit agencies in making investments will not protect the Fund from the risk that the securities will decline in value, since credit ratings represent evaluations of the safety of principal, dividend and/or interest payments, and not the market values of such securities. Moreover, such ratings may not be changed on a timely basis to reflect subsequent events.

     Although the market for high-yield debt securities has been in existence for many years and from time to time has experienced economic downturns, this market has involved a significant increase in the use of high-yield debt securities to fund highly leverage corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high-yield debt securities market, particularly during periods of economic recession.

     Expenses incurred in recovering an investment in a defaulted security may adversely affect the Fund's net asset value. Moreover, the reduced liquidity of the secondary market for such securities may adversely affect the market price of, and the ability of the Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.

CORPORATE BOND RATINGS

     The ratings of fixed-income securities by Moody's and Standard & Poor's are a generally accepted measurement of credit risk. However, they are subject to certain limitations. Ratings are generally based upon historical events and do not necessarily reflect the future. In addition, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

KEY TO MOODY'S CORPORATE RATINGS

     AAA-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds of this class.

     B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

KEY TO STANDARD & POOR'S CORPORATE RATINGS

     AAA-Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC AND C-Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by the large uncertainties or major risk exposures to adverse conditions.

     C1-The rating C1 is reserved for income bonds on which no interest is being paid.

     D-Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

     PLUS (+) OR MINUS (-)-The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                             BERGER OMNI INVESTMENT TRUST

PART C.  OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  FINANCIAL STATEMENTS.

     Included in Part A of the Registration Statement (Prospectus):

     1.   Financial Highlights for the periods indicated.


     Incorporated by reference from the Fund's Annual Report dated September 30, 1997, into Part B of the Registration Statement (Statement of Additional Information):

     1.   Report of the Independent Accountants, dated November 11, 1997

     2.   Schedule of Investments as of September 30, 1997

     3.   Statement of Assets and Liabilities as of September 30, 1997

     4.   Statement of Operations for the Period ended September 30, 1997

     5. Statement of Changes in Net Assets for the Period January 1, 1997 to September 30, 1997, and for the Year Ended December 31, 1996

     6.   Notes to Financial Statements, September 30, 1997

     7. Financial Highlights for the Nine Months Ended September 30, 1997, and for the Years Ended December 31, 1996, 1995, 1994 and 1993

     Incorporated by reference from the Fund's Annual Report for the fiscal year ended December 31, 1996, into Part B of the Registration Statement (Statement of Additional Information):

     1.   Report of the Independent Accountants, dated January 24, 1997


     In Part C of the Registration Statement:

     None.

     (b)  EXHIBITS.

     The Exhibit Index following the signature page below is incorporated herein by reference.

ITEM 25.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.

ITEM 26.   NUMBER OF HOLDERS OF SECURITIES


     The number of record holders of shares of beneficial interest in the Registrant as of November 21, 1997, was as follows:

         (1)                                       (2)

                                                Number of
     Title of Class                           Record Holders
     --------------                           --------------

     Shares of Beneficial                         3,388
     Interest in the Berger Small
     Cap Value Fund - Investor Shares

     Shares of Beneficial                         1,264
     Interest in the Berger Small
     Cap Value Fund - Institutional Shares


ITEM 27.   INDEMNIFICATION.

     Article XII of the Amended and Restated Declaration of Trust of the Registrant, dated April 19, 1990, provides for indemnification of officers and trustees of the Trust against liabilities and expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their office, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties or unless it has been determined that they have not acted in good faith in the reasonable belief that their actions were in or not opposed to the best interests of the Trust. The Trust also may advance money for these expenses, provided that the trustees or officers undertake to repay the Trust if it is ultimately determined that they are not entitled to indemnification. The Trust has the power to purchase insurance on behalf of its trustees and officers, whether or not it would be permitted or required to indemnify them for any such liability under the Declaration of Trust or applicable law, and the Trust has purchased and maintains an insurance policy covering such persons against certain liabilities incurred in their official capacities.

ITEM 28.   BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER.


     The business of Berger Associates, Inc., the investment adviser of the Fund, is described in the Prospectus in Section 6 and in the Statement of Additional Information in Section 3 which are included in this Registration Statement. Information relating to the business and other connections of the officers and directors of Berger Associates (current and for the past two years) is listed in Schedules A and D of Berger Associates' Form ADV as filed with the Securities and Exchange

Commission (File No. 801-9451, dated September 29, 1997), which information from such schedules is incorporated herein by reference.

     The business of Perkins, Wolf, McDonnell & Company ("PWM"), sub-advisor to the Fund, is also described in Section 6 of the Prospectus and in Section 3 of the Statement of Additional Information. Information relating to the business and other connections of the officers and directors of PWM (current and for the past two years) is listed in Schedule A of PWM's Form ADV (File No. 801-19974), as filed with the Securities and Exchange Commission on July 28, 1994, and in Schedules D of PWM's Form ADV, as filed with the Securities and Exchange Commission on March 24, 1986, and April 2, 1990, which information from such schedules is incorporated herein by reference.


ITEM 29.   PRINCIPAL UNDERWRITER.

     (a) Investment companies (other than the Registrant) for which the Registrant's principal underwriter also acts as principal underwriter:


The One Hundred Fund, Inc.
Berger One Hundred and One Fund, Inc.
Berger Investment Portfolio Trust
--Berger Small Company Growth Fund
--Berger New Generation Fund
--Berger Balanced Fund
--Berger Select Fund
--Berger Mid Cap Growth Fund
Berger Institutional Products Trust
--Berger IPT - 100 Fund
--Berger IPT - Growth and Income Fund
--Berger IPT - Small Company Growth Fund
--Berger/BIAM IPT - International Fund
Berger/BIAM Worldwide Funds Trust
--Berger/BIAM International Fund
--International Equity Fund
--Berger/BIAM International CORE Fund


     (b) For Berger Distributors, Inc.:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Name                          Positions and               Positions and
                               Offices with                Offices with
                               Underwriter                  Registrant
--------------------------------------------------------------------------------
Craig D. Cloyed        President and Director         Vice President
--------------------------------------------------------------------------------
David G. Mertens       Vice President and Director    None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
David J. Schultz       Chief  Financial Officer       Assistant Treasurer
--------------------------------------------------------------------------------
Brian S. Ferrie        Chief Compliance Officer       None
--------------------------------------------------------------------------------
Kevin R. Fay           Director                       Vice President, Secretary
                                                      and Treasurer
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The principal business address of Mr. Mertens is 1850 Parkway Place, Suite 420, Marietta, GA 30067. The principal business address of each of the other persons in the table above is 210 University Blvd., Suite 900, Denver, CO 80206.

     (c) Not applicable.

ITEM 30.   LOCATION OF ACCOUNTS AND RECORDS.

     The accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained as follows:

(a) Shareholder records are maintained by the Registrant's sub-transfer agent, DST Systems, Inc., P.O. Box 419958, Kansas City, MO 64141;

(b) Accounting records relating to cash and other money balances; asset, liability, reserve, capital, income and expense accounts; portfolio securities; purchases and sales; and brokerage commissions are maintained by the Registrant's Recordkeeping and Pricing Agent, Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105. Other records of the Registrant relating to purchases and sales; the Declaration of Trust; minute books and other trust records; brokerage orders; performance information and other records are maintained at the offices of the Registrant at 210 University Boulevard, Suite 900, Denver, Colorado 80206.

(c) Certain records relating to day-to-day portfolio management of the Fund are kept at the offices of Perkins, Wolf, McDonnell & Company, 53 West Jackson Boulevard, Suite 818, Chicago, Illinois 60604.

ITEM 31.   MANAGEMENT SERVICES.

     None.

ITEM 32.   UNDERTAKINGS.

     (a) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                      SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of Denver, and State of Colorado, on the 2nd day of December, 1997.

                                   BERGER OMNI INVESTMENT TRUST
                                   ----------------------------
                                   (Registrant)

                                   By         Gerard M. Lavin
                                     ------------------------------------------
                                   Name:  Gerard M. Lavin
                                        --------------------------
                                   Title:       President
                                         -------------------------


                                  POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gerard M. Lavin, Kevin R. Fay and Lester R. Woodward, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, and in his or her name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       Signature               Title                         Date
       ---------               -----                         ----


Gerard M. Lavin               President (Principal          December 2, 1997
--------------------------    Executive Officer)
Gerard M. Lavin               and Trustee

Kevin R. Fay                  Vice President,               December 2, 1997
--------------------------    Secretary and Treasurer
Kevin R. Fay                  (Principal Financial
                              and Accounting Officer)


Dennis E. Baldwin             Trustee                       December 2, 1997
--------------------------
Dennis E. Baldwin


William M.B. Berger           Trustee                       December 2, 1997
--------------------------
William M.B. Berger


Louis R. Bindner              Trustee                       December 2, 1997
--------------------------
Louis R. Bindner


Katherine A. Cattanach        Trustee                       December 2, 1997
--------------------------
Katherine A. Cattanach


Paul R. Knapp                 Trustee                       December 2, 1997
--------------------------
Paul R. Knapp


Harry T. Lewis, Jr.           Trustee                       December 2, 1997
--------------------------
Harry T. Lewis, Jr.


Michael Owen                  Trustee                       December 2, 1997
--------------------------
Michael Owen


William Sinclaire             Trustee                       December 2, 1997
--------------------------
William Sinclaire

                             BERGER OMNI INVESTMENT TRUST
                                    EXHIBIT INDEX

N-1A                    EDGAR
Exhibit                 Exhibit
No.                     No.            Name of Exhibit
------------            ----------     -----------------
(1) Exhibit   1                        Amended and Restated Declaration of Trust
(1) Exhibit   2                        Bylaws
    Exhibit   3                        Not applicable
    Exhibit   4                        Not applicable
(1) Exhibit   5.1                      Form of Investment Advisory Agreement between
                                       the Trust and Berger Associates, Inc.
(1) Exhibit   5.2                      Form of Sub-Advisory Agreement between Berger
                                       Associates, Inc. and Perkins, Wolf, McDonnell
                                       & Co.
(1) Exhibit   6                        Form of Distribution Agreement between the
                                       Trust and Berger Distributors, Inc.
    Exhibit   7                        Not applicable
(1) Exhibit   8                        Form of Custody Agreement between IFTC and the
                                       Trust
(4) Exhibit   9.1.1                    New Account Application for Investor Shares
(4) Exhibit   9.1.2                    New Account Application for Institutional
                                       Shares
(1) Exhibit   9.2                      Form of Administrative Services Agreement for
                                       Berger Small Cap Value Fund
(1) Exhibit   9.3                      Form of Recordkeeping and Pricing Agent
                                       Agreement between IFTC and the Trust
(1) Exhibit   9.4                      Form of (Transfer) Agency Agreement between
                                       IFTC and the Trust
(2) Exhibit   10                       Opinion and consent of Counsel
*   Exhibit   11.1      EX-99.B11.1    Consent of Price Waterhouse LLP
*   Exhibit   11.2      EX-99.B11.2    Consent of Ernst & Young LLP
    Exhibit   12                       Not applicable
(2) Exhibit   13                       Investment Letters from Initial Stockholders
(4) Exhibit   14.1                     Individual Retirement Account Application and
                                       Related Documents
(3) Exhibit   14.2                     Investment Company Institute Prototype Money
                                       Purchase Pension and Profit Sharing Plan Basic
                                       Document #01 and Related Documents
(3) Exhibit   14.3                     403(b)(7) Plan Custodial Account Agreement and
                                       Related Documents
(1) Exhibit   15                       Rule 12b-1 Plan for Berger Small Cap Value
                                       Fund Investor Shares
(2) Exhibit   16                       Schedule for Computation of Performance Data


                                      C-7



*   Exhibit   17.1      EX-27.1        Financial Data Schedule for the Berger Small
                                       Cap Value Fund - Investor Shares
*   Exhibit   17.2      EX-27.2        Financial Data Schedule for the Berger Small
                                       Cap Value Fund - Institutional Shares
(1) Exhibit   18                       Rule 18f-3 Plan for the Berger Small Cap Value
                                       Fund

---------------------------

*   To be filed by amendment.
(1) Previously filed with Post-Effective Amendment No. 11 to Registrant's
    Registration Statement on Form N-1A, filed December 16, 1996, and incorporated herein by reference.
(2) Previously filed with Post-Effective Amendment No. 10 to Registrant's
    Registration Statement on Form N-1A, filed April 30, 1996, and incorporated herein by reference.
(3) Previously filed with Pre-Effective Amendment No. 2 to the Registration
    Statement on Form N-1A of Berger/BIAM Worldwide Funds Trust, filed October
    8, 1996, and incorporated herein by reference.
(4) Previously filed with Post-Effective Amendment No. 12 to Registrant's
    Registration Statement on Form N-1A, filed February 5, 1997, and incorporated herein by reference.



                                           C-8